UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-23889

Jackson Credit Opportunities Fund

(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan 48951

(Address of principal executive offices) (Zip code)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Andrew Tedeschi

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant's telephone number, including area code: (517) 381-5500

Date of fiscal year end: March 31

Date of reporting period: December 1, 2023 – March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

JACKSON®

Annual Report

MARCH 31, 2024

Jackson Credit Opportunities Fund

Jackson® is the marketing name for Jackson Financial Inc., Jackson National Life Insurance Company® (Home Office: Lansing, Michigan), and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York). Jackson National Life Distributors LLC.

Jackson Credit Opportunities Fund Neuberger Berman Investment Advisers LLC (Unaudited)

For the period December 1, 2023 through March 31, 2024, Jackson Credit Opportunities Fund underperformed its primary benchmark by posting a return of 5.16% for Class I shares compared to 5.26% for the ICE BofA U.S. High Yield Constrained Index.

The Fund’s exposure across the credit spectrum was additive during the period given a general “risk-on” tone to end the year and to start 2024. More specifically for the period the top three contributors to performance were high yield, emerging markets debt, and senior floating rate loans. Investment grade credit, global government bonds, and collateralized loan obligations saw more muted returns during the period.

The Fund’s strategy is to allocate to opportunities across both the liquid and less liquid credit markets to seek to build the optimal credit investment portfolio. The experienced management team for the Fund can leverage resources from the broad fixed income organization of over 195 investment professionals. Within the strategy there is no permanent sector bias as the Fund uses a relative value asset allocation framework to make significant shifts in the Fund risk profile to seek to take advantage of various market conditions. Investment decisions are driven by the team’s view of estimated excess return relative to anticipated volatility.

Total Return
Class I†
Since Inception	5.16%
†Inception date December 1, 2023

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

Composition as of March 31, 2024:
Industrials	17.2%
Non-U.S. Government Agency ABS	11.7
Catastrophe Bonds	10.3
Consumer Discretionary	9.8
Government Securities	9.7
Energy	6.8
Materials	6.1
Communication Services	5.6
Information Technology	4.5
Consumer Staples	4.0
Health Care	3.9
U.S. Government Agency MBS	3.3
Financials	3.2
Utilities	2.4
Real Estate	0.9
Other Short Term Investments	0.6
Total Investments	100.0%

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2024

	Shares/Par[1]	Value ($)
Jackson Credit Opportunities Fund
SENIOR FLOATING RATE INSTRUMENTS 34.2%
Industrials 14.1%
Artera Services, LLC
2024 Term Loan, 9.81%, (3 Month Term SOFR + 4.50%), 02/07/31 (a)	2,000	2,006
Brown Group Holding, LLC
Term Loan B, 8.18%, (SOFR + 2.75%), 12/31/24 (a)	1,989	1,987
Calpine Construction Finance Company, L.P.
2023 Refinancing Term Loan B, 7.58%, (SOFR + 2.25%), 07/20/30 (a)	1,990	1,987
Carnival Corporation
2021 Incremental Term Loan B, 8.69%, (SOFR + 3.25%), 10/08/28 (a)	1,990	1,990
Constant Contact Inc
Second Lien Term Loan, 12.83%, (3 Month Term SOFR + 7.50%), 02/10/29 (a)	1,000	911
Crash Champions, LLC
2024 Term Loan B, 10.07%, (SOFR + 4.75%), 02/23/29 (a)	705	707
2024 Term Loan B, 10.07%, (3 Month Term SOFR + 4.75%), 02/23/29 (a)	795	797
Deerfield Dakota Holding, LLC
2021 USD 2nd Lien Term Loan, 12.36%, (SOFR + 6.75%), 04/07/28 (a)	1,000	996
DS Parent Inc
Term Loan B, 10.81%, (SOFR + 5.50%), 12/13/30 (a)	2,000	1,968
Edelman Financial Center, LLC
2018 2nd Lien Term Loan, 12.19%, (SOFR + 6.75%), 06/26/26 (a)	1,000	1,003
Engineered Machinery Holdings, Inc.
2021 USD 2nd Lien Incremental Term Loan, 12.11%, (SOFR + 6.50%), 05/21/29 (a)	2,012	1,987
Foundational Education Group, Inc.
Term Loan, 0.00%, (3 Month USD LIBOR + 6.50%), 12/31/49 (a) (b) (c)	1,000	930
Garda World Security Corporation
2022 Term Loan B, 9.58%, (3 Month Term SOFR + 4.25%), 02/10/29 (a)	2,000	2,001
GTCR W Merger Sub LLC
USD Term Loan B, 8.33%, (SOFR + 3.00%), 09/21/30 (a)	2,000	2,005
Hayward Industries, Inc.
2021 Term Loan, 8.19%, (SOFR + 2.75%), 05/14/28 (a)	1,995	1,996
Hertz Corporation, (The)
2023 Incremental Term Loan B, 9.08%, (1 Month Term SOFR + 3.75%), 06/30/28 (a)	2,000	1,941
HireRight, Inc.
Term Loan, 0.00%, 12/31/49 (a) (c) (d)	2,000	1,984
LSF12 Badger Bidco LLC
Term Loan B, 11.32%, (SOFR + 6.00%), 07/25/30 (a)	1,995	1,999
Maverick Bidco Inc
2021 2nd Lien Term Loan, 12.21%, (SOFR + 6.75%), 05/18/29 (a)	1,000	945
Star Parent, Inc.
Term Loan B, 9.35%, (3 Month Term SOFR + 4.00%), 09/19/30 (a)	2,000	1,986
Star US Bidco LLC
Term Loan B, 9.68%, (SOFR + 4.25%), 03/17/27 (a)	1,995	2,000
Summer (BC) Bidco B LLC
Term Loan, 0.00%, (SOFR + 5.00%), 02/05/29 (a) (c)	2,000	1,990
Swissport International AG
Term Loan, 0.00%, (SOFR + 4.25%), 03/27/31 (a) (c)	2,000	1,997
Trulite Holding Corp.
Term Loan, 11.33%, (3 Month Term SOFR + 6.00%), 02/15/31 (a) (b)	2,000	1,992
USIC Holdings, Inc.
2021 2nd Lien Term Loan, 12.11%, (SOFR + 6.50%), 05/14/29 (a)	1,247	1,234
Veritiv Corporation
Term Loan B, 10.35%, (3 Month Term SOFR + 5.00%), 11/30/30 (a)	2,000	1,986
		43,325
Information Technology 3.8%
Ahead DB Holdings, LLC
2024 Incremental Term Loan B, 9.57%, (SOFR + 4.25%), 01/24/31 (a)	2,000	2,005
Athenahealth Group, Inc.
2022 Term Loan B, 8.58%, (1 Month Term SOFR + 3.25%), 01/27/29 (a)	1,990	1,968
Cloudera, Inc.
2021 Second Lien Term Loan, 0.00%, (SOFR + 6.00%), 10/01/29 (a) (c)	1,000	990
2021 Second Lien Term Loan, 11.43%, (SOFR + 6.00%), 10/01/29 (a)	1,000	990
ION Trading Finance Limited
2021 USD Term Loan, 10.20%, (SOFR + 4.75%), 03/26/28 (a)	2,000	1,996
McAfee, LLC
2022 USD Term Loan B, 9.18%, (SOFR + 3.75%), 02/03/29 (a)	1,990	1,984
Peraton Corp.
Term Loan, 0.00%, (3 Month USD LIBOR + 7.75%), 12/31/49 (a) (c)	1,000	1,002
Vision Solutions, Inc.
2021 2nd Lien Term Loan, 12.84%, (SOFR + 7.25%), 04/23/29 (a)	949	879
		11,814
Consumer Discretionary 3.3%
First Brands Group, LLC
2022 Incremental Term Loan, 10.57%, (3 Month Term SOFR + 5.00%), 03/30/27 (a)	500	500
2021 2nd Lien Term Loan, 14.07%, (3 Month Term SOFR + 8.50%), 03/30/28 (a)	1,000	988
Jack Ohio Finance, LLC
Term Loan, 0.00%, (LIBOR + 4.75%), 09/30/28 (a) (c)	2,000	1,999
LIDS Holdings, Inc.
Term Loan, 10.98%, (3 Month Term SOFR + 5.50%), 12/03/26 (a) (b)	397	395
S&S Holdings LLC
Term Loan, 10.42%, (SOFR + 5.00%), 03/11/28 (a)	1,995	1,984
SRAM, LLC
2021 Term Loan B, 8.19%, (SOFR + 1.75%), 05/12/28 (a)	1,901	1,899
Tailored Brands Inc
Term Loan, 11.82%, (SOFR + 6.50%), 02/16/29 (a) (b)	2,500	2,475
		10,240
Health Care 2.8%
Auris Luxembourg III Sarl
Term Loan, 0.00%, (SOFR + 4.25%), 12/31/49 (a) (c)	2,000	2,002
Aveanna Healthcare, LLC
2021 2nd Lien Term Loan, 12.49%, (SOFR + 7.00%), 12/08/29 (a)	900	765
Bausch & Lomb Corporation
2023 Incremental Term Loan, 9.33%, (SOFR + 4.00%), 09/14/28 (a)	1,990	1,986
Natl Mentor Hldgs Inc
Term Loan, 0.00%, (3 Month USD LIBOR + 7.25%), 03/02/29 (a) (c)	1,000	818
Summit Behavioral Healthcare LLC
1st Lien Term Loan, 10.35%, (SOFR + 4.75%), 11/24/28 (a)	1,990	1,990
Team Services Group
Second Lien Term Loan, 14.58%, (3 Month Term SOFR + 9.00%), 12/18/28 (a) (b)	1,000	950
		8,511
Materials 2.6%
Mauser Packaging Solutions Holding Company
Term Loan B, 9.33%, (SOFR + 4.00%), 08/15/26 (a)	5	5

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 14.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2024

	Shares/Par[1]	Value ($)
Term Loan B, 9.33%, (1 Month Term SOFR + 4.00%), 08/15/26 (a)	1,990	1,995
SupplyOne, Inc.
Term Loan, 0.00%, (SOFR + 4.25%), 03/27/31 (a) (c)	2,000	1,989
Trident TPI Holdings, Inc.
2022 USD Incremental Term Loan, 10.60%, (3 Month Term SOFR + 5.25%), 09/15/28 (a)	1,990	1,993
Windsor Holdings III, LLC
USD Term Loan B, 9.82%, (SOFR + 4.50%), 06/21/30 (a) (b)	2,000	1,997
		7,979
Communication Services 2.6%
888 Acquisitions Limited
USD Term Loan B, 10.82%, (6 Month Term SOFR + 5.25%), 07/18/28 (a)	1,991	1,975
Cengage Learning, Inc.
2024 Term Loan B, 9.58%, (SOFR + 4.25%), 03/24/31 (a)	2,000	1,996
Charter Communications Operating, LLC
2023 Term Loan B4, 7.33%, (SOFR + 2.00%), 12/02/30 (a)	2,000	1,979
Great Outdoors Group, LLC
2021 Term Loan B1, 9.19%, (SOFR + 3.75%), 02/26/28 (a)	1,990	1,990
		7,940
Energy 1.8%
NGL Energy Partners LP
2024 Term Loan B, 9.83%, (SOFR + 4.50%), 01/25/31 (a)	2,000	2,004
Parkway Generation, LLC
Term Loan, 0.00%, (SOFR + 4.75%), 02/18/29 (a) (c)	176	175
Term Loan, 0.00%, (LIBOR + 4.75%), 02/18/29 (a) (c)	1,325	1,320
Prairie ECI Acquiror LP
2024 Term Loan, 10.07%, (3 Month Term SOFR + 4.75%), 02/22/29 (a)	2,000	1,991
		5,490
Utilities 1.3%
Granite Generation LLC
Term Loan B, 9.19%, (SOFR + 3.75%), 10/22/26 (a)	2,000	2,001
Lightstone Holdco LLC
2022 Extended Term Loan B, 11.06%, (3 Month Term SOFR + 5.75%), 02/01/27 (a) (e)	1,882	1,825
2022 Extended Term Loan C, 11.06%, (3 Month Term SOFR + 5.75%), 02/01/27 (a) (e)	106	103
		3,929
Consumer Staples 1.1%
Cardenas Markets, Inc.
2022 Term Loan, 12.20%, (SOFR + 6.75%), 07/20/29 (a)	1,422	1,427
Northeast Grocery, Inc.
Term Loan B, 12.83%, (3 Month Term SOFR + 7.50%), 12/05/28 (a)	2,000	1,997
		3,424
Financials 0.7%
Aretec Group, Inc.
2023 Incremental Term Loan, 9.93%, (SOFR + 4.50%), 03/08/30 (a)	1,995	2,005
Real Estate 0.1%
Brand Industrial Services Inc
2023 Term Loan B, 10.81%, (3 Month Term SOFR + 5.50%), 07/25/30 (a)	257	258
Total Senior Floating Rate Instruments (cost $103,894)		104,915
CORPORATE BONDS AND NOTES 33.4%
Consumer Discretionary 7.0%
888 Acquisitions Limited
7.56%, 07/15/27, EUR (f)	206	215
Accor
7.25%, (100, 01/11/29), EUR (f) (g)	200	237
Adient Global Holdings Ltd
8.25%, 04/15/31 (h)	1,110	1,173
Allwyn Entertainment Financing (UK) PLC
7.25%, 04/30/30, EUR (f)	259	293
B&M European Value Retail S.A.
8.13%, 11/15/30, GBP (f)	200	270
Banijay Entertainment
7.00%, 05/01/29, EUR (f)	300	339
Bath & Body Works, Inc.
6.63%, 10/01/30 (h)	610	624
BCPE Empire Holdings, Inc.
7.63%, 05/01/27 (h)	535	522
Beazer Homes USA, Inc.
7.50%, 03/15/31 (h)	140	141
BK LC Lux Finco 1 S.a r.l.
5.25%, 04/30/29, EUR (f)	278	301
Caesars Entertainment, Inc.
4.63%, 10/15/29 (h)	350	320
Carnival Corporation
6.00%, 05/01/29 (h)	495	489
CDI Escrow Issuer, Inc.
5.75%, 04/01/30 (h)	745	719
Ceconomy AG
1.75%, 06/24/26, EUR (f)	500	511
Cirsa Finance International S.a r.l.
10.38%, 11/30/27, EUR (f)	450	523
Constellation Automotive Financing PLC
4.88%, 07/15/27, GBP (f)	101	104
CPUK Mortgage Finance Limited
6.50%, 08/28/50, GBP (f)	400	499
Dana Financing Luxembourg S.a r.l.
8.50%, 07/15/31, EUR (f)	300	356
Dana Incorporated
4.25%, 09/01/30	725	641
Dealer Tire, LLC
8.00%, 02/01/28 (h)	525	524
Deuce Finco PLC
5.50%, 06/15/27, GBP (f)	250	298
Dornoch Debt Merger Subordinated Incorporated
6.63%, 10/15/29 (h)	145	130
Douglas GmbH
6.00%, 04/08/26, EUR (f)	300	328
Elior Group
3.75%, 07/15/26, EUR (f)	149	151
Eroski Sociedad Cooperativa
10.63%, 04/30/29, EUR (f)	300	345
Food Service Project SL
5.50%, 01/21/27, EUR (f)	163	175
Forvia
7.25%, 06/15/26, EUR (f)	168	190
Grupo Antolin-Irausa SA
3.50%, 04/30/28, EUR (f)	102	87
IHO Verwaltungs GmbH
8.75%, 05/15/28, EUR (e) (f)	300	350
Jaguar Land Rover Automotive PLC
4.50%, 07/15/28, EUR (f)	285	305
KB Home
7.25%, 07/15/30	555	575
Light & Wonder, Inc.
6.63%, 03/01/30 (h)	330	319
Lottomatica S.P.A.
7.13%, 06/01/28, EUR (f)	153	174
Macys Retail Holdings
5.88%, 03/15/30 (h)	410	399
MCE Finance Limited
5.75%, 07/21/28 (f)	580	549
Merlin Entertainments Group U.S. Holdings Inc.
7.38%, 02/15/31 (h)	365	368
Midwest Gaming Borrower, LLC
4.88%, 05/01/29 (h)	1,210	1,120
Miller Homes Group (Finco) PLC
7.00%, 05/15/29, GBP (f)	259	304
Motion Bondco Designated Activity Company
6.63%, 11/15/27 (h)	140	135
Motion Finco S.a r.l.
7.38%, 06/15/30, EUR (f)	249	280

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 14.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2024

	Shares/Par[1]	Value ($)
PetSmart, LLC
7.75%, 02/15/29 (h)	1,090	1,061
Peu (Fin) PLC
7.25%, 07/01/28, EUR (f)	200	221
Pinewood Finco PLC
3.25%, 09/30/25, GBP (f)	300	372
Pinnacle Bidco PLC
10.00%, 10/11/28, GBP (f)	200	263
Playtech PLC
5.88%, 06/28/28, EUR (f)	300	320
Prosus N.V.
3.83%, 02/08/51 (f)	790	488
Royal Caribbean Cruises Ltd.
7.25%, 01/15/30 (h)	385	400
Schaeffler AG
3.38%, 10/12/28, EUR (f)	100	104
SRS Distribution Inc.
6.13%, 07/01/29 (h)	540	551
Stonegate Pub Company Financing PLC
8.25%, 07/31/25, GBP (f)	181	221
TVL Finance PLC
10.25%, 04/28/28, GBP (f)	230	302
United Parks And Resorts Inc.
5.25%, 08/15/29 (h)	325	307
Windsor Holdings III, LLC
8.50%, 06/15/30 (h)	680	714
WMG Acquisition Corp.
2.25%, 08/15/31, EUR (f)	108	101
ZF Friedrichshafen AG
3.75%, 09/21/28, EUR (f)	400	416
ZF North America Capital, Inc.
4.75%, 04/29/25 (h)	165	163
		21,387
Energy 5.3%
3R Lux
9.75%, 02/05/31 (h)	238	249
Ascent Resources - Utica, LLC
7.00%, 11/01/26 (h)	1,290	1,293
Bip-V Chinook
5.50%, 06/15/31 (h)	1,960	1,852
Borr IHC Limited
10.00%, 11/15/28 (h)	620	647
Civitas Resources, Inc.
8.63%, 11/01/30 (h)	910	977
Comstock Resources, Inc.
6.75%, 03/01/29 (h)	825	787
DT Midstream, Inc.
4.38%, 06/15/31 (h)	985	892
EQM Midstream Partners, LP
4.50%, 01/15/29 (h)	530	497
FS Luxembourg S.a r.l.
8.88%, 02/12/31 (h)	582	576
Galaxy Pipeline Assets Bidco Limited
2.63%, 03/31/36 (f)	630	512
Genesis Energy, L.P.
7.75%, 02/01/28	335	337
Greenko Solar (Mauritius) Limited
5.95%, 07/29/26 (f)	570	555
ITT Holdings LLC
6.50%, 08/01/29 (h)	560	511
Joint Stock Company National Company Kazmunaygas
3.50%, 04/14/33 (f)	790	658
Kinetik Holdings LP
5.88%, 06/15/30 (h)	655	641
Medco Bell PTE. LTD.
6.38%, 01/30/27 (f)	450	438
Northern Oil and Gas Incorporated
8.75%, 06/15/31 (h)	455	481
Seplat Energy PLC
7.75%, 04/01/26 (f)	580	563
Shelf Drilling Management Services DMCC
9.63%, 04/15/29 (f)	440	425
Sierracol Energy Andina, LLC
6.00%, 06/15/28 (f)	550	483
Tallgrass Energy Partners, LP
6.00%, 09/01/31 (h)	1,030	960
Thaioil Treasury Center Company Limited
3.75%, 06/18/50 (f)	630	450
Venture Global LNG, Inc.
9.50%, 02/01/29 (h)	450	485
Wintershall Dea AG
3.00%, (100, 07/20/28), EUR (f) (g)	300	284
YPF S.A.
9.50%, 01/17/31 (h)	778	795
		16,348
Industrials 4.0%
Abertis Infraestructuras Finance B.V.
3.25%, (100, 11/24/25), EUR (f) (g)	300	313
Ardagh Packaging Finance Public Limited Company
5.25%, 04/30/25 (h)	150	145
2.13%, 08/15/26, EUR (f)	193	179
Bombardier Inc.
7.25%, 07/01/31 (h)	55	55
Chart Industries, Inc.
7.50%, 01/01/30 (h)	955	992
Cornerstone Building Brands, Inc.
8.75%, 08/01/28 (h)	1,240	1,273
6.13%, 01/15/29 (h)	385	344
CTEC II GmbH
5.25%, 02/15/30, EUR (f)	200	195
Emerald Debt Merger Sub LLC
6.63%, 12/15/30 (h)	95	96
Fiber Bidco S.P.A.
11.00%, 10/25/27, EUR (f)	280	328
Hillenbrand, Inc.
6.25%, 02/15/29	185	186
International Consolidated Airlines Group, S.A.
3.75%, 03/25/29, EUR (f)	200	212
Madison IAQ LLC
5.88%, 06/30/29 (h)	360	330
Mauser Packaging Solutions Holding Company
7.88%, 08/15/26 (h)	815	830
9.25%, 04/15/27 (h)	345	342
Mobico Group PLC
4.25%, (100, 11/26/25), GBP (f) (g)	400	462
Pactiv Evergreen Group Issuer LLC
4.38%, 10/15/28 (h)	510	476
SPX Flow, Inc.
8.75%, 04/01/30 (h)	600	606
Standard Building Solutions Inc.
3.38%, 01/15/31 (h)	740	620
Titan Holdings II B.V.
5.13%, 07/15/29, EUR (f)	209	200
TK Elevator Holdco GmbH
6.63%, 07/15/28, EUR (f)	270	282
TransDigm Inc.
6.75%, 08/15/28 (h)	1,365	1,385
6.38%, 03/01/29 (h)	170	171
6.63%, 03/01/32 (h)	205	207
Trident TPI Holdings, Inc.
12.75%, 12/31/28 (h)	240	256
Trivium Packaging Finance B.V.
8.50%, 08/15/27 (h)	475	469
Vertical Midco GmbH
4.38%, 07/15/27, EUR (f)	300	311
WESCO Distribution, Inc.
6.38%, 03/15/29 (h)	110	111
XPO, Inc.
7.13%, 02/01/32 (h)	615	633
Zenith Finco PLC
6.50%, 06/30/27, GBP (f)	324	302
		12,311
Materials 3.8%
Arsenal AIC Parent LLC
11.50%, 10/01/31 (h)	1,200	1,336
ATI Inc.
7.25%, 08/15/30	1,055	1,093

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 14.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2024

	Shares/Par[1]	Value ($)
Avient Corporation
7.13%, 08/01/30 (h)	370	380
Braskem Netherlands Finance B.V.
8.50%, 01/12/31 (f)	300	311
CEMEX S.A.B. de C.V.
9.13%, (100, 03/14/28) (f) (g)	790	857
Compania de Minas Buenaventura S.A.A.
5.50%, 07/23/26 (f)	200	192
Consolidated Energy Finance S.A.
12.00%, 02/15/31 (h)	335	350
Constellium SE
3.13%, 07/15/29, EUR (f)	191	190
Diamond Escrow Issuer, LLC
9.63%, 11/15/28, EUR (f)	200	231
9.75%, 11/15/28 (h)	1,150	1,226
First Quantum Minerals Ltd
8.63%, 06/01/31 (f)	350	340
Guala Closures S.p.A.
3.25%, 06/15/28, EUR (f)	188	191
Hudbay Minerals Inc.
6.13%, 04/01/29 (h)	1,130	1,117
INEOS Finance PLC
7.50%, 04/15/29 (h)	50	50
INEOS Quattro Finance 1 plc
3.75%, 07/15/26, EUR (f)	400	417
Italmatch Chemicals S.p.A.
10.00%, 02/06/28, EUR (f)	158	180
Kronos International, Inc.
9.50%, 03/15/29, EUR	144	165
Olympus Water US Holding Corporation
6.25%, 10/01/29 (h)	460	420
Samarco Mineracao S/A
9.05%, 06/30/31 (e) (h) (i)	155	140
Sasol Financing USA LLC
6.50%, 09/27/28	690	658
Synthomer PLC
3.88%, 07/01/25, EUR (f)	150	160
Vedanta Resources Limited
13.88%, 12/09/28 (f) (i)	462	421
Vibrantz Technologies Inc.
9.00%, 02/15/30 (h)	110	102
W. R. Grace Holdings LLC
5.63%, 08/15/29 (h)	445	398
We Soda Investments Holding PLC
9.50%, 10/06/28 (f)	300	311
Wepa Hygieneprodukte GmbH
2.88%, 12/15/27, EUR (f)	177	179
White Cap Buyer, LLC
6.88%, 10/15/28 (h)	285	280
		11,695
Communication Services 3.3%
Altice Financing S.A.
5.00%, 01/15/28 (h)	665	547
4.25%, 08/15/29, EUR (f)	300	263
Altice France Holding S.A.
8.13%, 02/01/27 (h)	375	293
British Telecommunications Public Limited Company
8.38%, 12/20/83, GBP (f)	427	575
CCO Holdings, LLC
5.38%, 06/01/29 (h)	1,040	952
6.38%, 09/01/29 (h)	165	157
4.25%, 02/01/31 (h)	180	147
CSC Holdings, LLC
5.38%, 02/01/28 (h)	1,095	942
Equipmentshare.Com Inc
9.00%, 05/15/28 (h)	705	726
Frontier Communications Parent, Inc.
5.88%, 10/15/27 (h)	1,010	978
IHS Holding Limited
6.25%, 11/29/28 (f)	450	394
Iliad Holding
5.13%, 10/15/26, EUR (f)	300	320
Lorca Telecom Bondco SA.
4.00%, 09/18/27, EUR (f)	600	629
MVC Acquisition Corp.
8.00%, 08/01/29 (h)	330	311
Northwest Fiber, LLC
6.00%, 02/15/28 (h)	150	155
Odido Group Holding B.V.
5.50%, 01/15/30, EUR (f)	133	132
PLT VII Finance S.a r.l.
4.63%, 01/05/26, EUR (f)	164	176
SES
2.88%, (100, 05/27/26), EUR (f) (g)	350	356
Summer (BC) Holdco B S.a r.l.
5.75%, 10/31/26, EUR (f)	150	158
Telecom Italia SPA
7.88%, 07/31/28, EUR (f)	400	473
Telefonica Europe B.V.
6.75%, (100, 06/07/31), EUR (f) (g)	300	350
United Group B.V.
5.25%, 02/01/30, EUR (f)	300	316
Virgin Media Vendor Financing Notes III Designated Activity Company
4.88%, 07/15/28, GBP (f)	400	452
Vodafone Group Public Limited Company
3.00%, 08/27/80, EUR (f)	103	100
Ziggo Bond Company B.V.
3.38%, 02/28/30, EUR (f)	400	367
		10,269
Consumer Staples 3.0%
Allied Universal Holdco LLC
6.00%, 06/01/29 (h)	180	155
7.88%, 02/15/31 (h)	215	218
APX Group, Inc.
5.75%, 07/15/29 (h)	1,605	1,543
BCP V Modular Services Finance II PLC
4.75%, 11/30/28, EUR (f)	100	101
BCP V Modular Services Finance PLC
6.75%, 11/30/29, EUR (f)	200	189
Bellis Acquisition Company PLC
3.25%, 02/16/26, GBP (f)	300	357
Bimbo Bakeries USA, Inc.
5.38%, 01/09/36 (h)	233	232
Boels Topholding B.V.
6.25%, 02/15/29, EUR (f)	125	139
Co-operative Group Limited
7.50%, 07/08/26, GBP (f) (i) (j)	400	501
Coty Inc.
6.63%, 07/15/30 (h)	485	492
GW B-CR Security Corporation
9.50%, 11/01/27 (h)	315	316
Iceland Bondco PLC
10.88%, 12/15/27, GBP (f)	225	299
Kapla Holding
3.38%, 12/15/26, EUR (f)	176	183
Loxama
6.38%, 05/31/29, EUR (f)	100	112
Minerva Luxembourg S.A.
8.88%, 09/13/33 (f)	530	557
Neptune BidCo US Inc.
9.29%, 04/15/29 (h)	330	312
Picard Groupe
3.88%, 07/01/26, EUR (f)	202	213
Prime Security Services Borrower, LLC
3.38%, 08/31/27 (h)	540	496
Primo Water Holdings Inc.
3.88%, 10/31/28, EUR (f)	167	173
RAC Bond Co PLC
5.25%, 11/04/27, GBP (f) (i)	300	355
Ritchie Bros. Holdings Inc.
7.75%, 03/15/31 (h)	850	889
Techem Verwaltungsgesellschaft 674 mbH
6.00%, 07/30/26, EUR (f)	528	567
U.S. Foods Inc.
4.75%, 02/15/29 (h)	320	304
Verisure Holding AB
3.88%, 07/15/26, EUR (f)	300	318

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 14.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2024

	Shares/Par[1]	Value ($)
Verisure Midholding AB
5.25%, 02/15/29, EUR (f)	300	314
		9,335
Financials 2.7%
Alliant Holdings Intermediate, LLC
6.75%, 10/15/27 (h)	835	821
AmWINS Group, Inc.
6.38%, 02/15/29 (h)	705	708
4.88%, 06/30/29 (h)	425	396
AssuredPartners, Inc.
7.50%, 02/15/32 (h)	485	477
Axis Bank Limited
4.10%, (100, 09/08/26) (f) (g)	500	464
Banco Davivienda S A
6.65%, (100, 04/22/31) (f) (g)	750	528
Banco De Credito E Inversiones S.A.
8.75%, (100, 02/08/29) (g) (h)	505	521
Banco Mercantil Del Norte S.A
6.63%, (100, 01/24/32) (f) (g)	790	719
Banque Ouest Africaine De Developpement
4.70%, 10/22/31 (f)	690	596
Benteler International Aktiengesellschaft
9.38%, 05/15/28, EUR (f)	100	116
BroadStreet Partners, Inc.
5.88%, 04/15/29 (h)	515	477
Grupo Aval Acciones y Valores S.A.
4.38%, 02/04/30 (f)	300	252
GTCR W-2 Merger Sub LLC
7.50%, 01/15/31 (h)	1,285	1,346
HUB International Limited
7.25%, 06/15/30 (h)	175	180
Panther Escrow Issuer LLC
7.13%, 06/01/31 (h)	150	153
Starwood Property Trust, Inc.
7.25%, 04/01/29 (h)	120	121
Turkiye Vakiflar Bankasi T.A.O.
9.00%, 10/12/28 (f)	340	358
		8,233
Health Care 1.3%
Avantor, Inc.
3.88%, 07/15/28, EUR (f)	173	181
Bayer Aktiengesellschaft
7.00%, 09/25/83, EUR (f)	100	108
Cheplapharm Arzneimittel GmbH
7.50%, 05/15/30, EUR (f)	300	341
Community Health Systems, Inc.
5.63%, 03/15/27 (h)	150	138
5.25%, 05/15/30 (h)	170	139
10.88%, 01/15/32 (h)	135	139
Grifols, S.A.
3.20%, 05/01/25, EUR (f)	100	99
Lifepoint Health, Inc.
9.75%, 12/01/26 (h)	130	130
Nidda Healthcare Holding GmbH
7.50%, 08/21/26, EUR (f)	300	333
Rede D'Or Finance
4.50%, 01/22/30 (f)	320	289
Surgery Center Holdings, Inc.
7.25%, 04/15/32 (h)	170	171
Tenet Healthcare Corporation
6.88%, 11/15/31	535	559
Teva Pharmaceutical Finance Netherlands II B.V.
7.38%, 09/15/29, EUR	600	719
Teva Pharmaceutical Finance Netherlands III B.V.
7.88%, 09/15/29	570	611
		3,957
Utilities 1.3%
Adani Green Energy Limited
4.38%, 09/08/24 (f)	550	543
Calpine Corporation
5.00%, 02/01/31 (h)	870	800
EDP - Energias de Portugal, S.A.
5.94%, 04/23/83, EUR (f)	200	225
Electricite de France
2.63%, (100, 12/01/27), EUR (f) (g)	200	194
7.50%, (100, 09/06/28), EUR (f) (g)	400	467
9.13%, (100, 03/15/33) (g) (h)	155	171
NGG Finance PLC
5.63%, 06/18/73, GBP (f)	128	160
NRG Energy, Inc.
10.25%, (100, 03/15/28) (g) (h)	540	577
UGI International, LLC
2.50%, 12/01/29, EUR (f)	364	351
Vistra Corp.
7.00%, (100, 12/15/26) (g) (h)	220	218
Vistra Operations Company LLC
7.75%, 10/15/31 (h)	205	215
		3,921
Real Estate 0.9%
CPI Property Group
1.75%, 01/14/30, EUR (f)	260	202
Cushman & Wakefield U.S. Borrower, LLC
8.88%, 09/01/31 (h)	585	620
Franshion Brilliant Limited
4.25%, 07/23/29 (f)	730	499
Heimstaden Bostad AB
3.63%, (100, 10/13/26), EUR (f) (g)	200	141
1.63%, 10/13/31, EUR (f)	200	151
Iron Mountain Europe Limited
3.88%, 11/15/25, GBP (f)	149	182
MPT Operating Partnership, L.P.
5.25%, 08/01/26	735	673
Summit Properties Limited
2.00%, 01/31/25, EUR (f)	278	284
		2,752
Information Technology 0.8%
McAfee Corp.
7.38%, 02/15/30 (h)	570	526
Minerva Merger Sub Inc
6.50%, 02/15/30 (h)	440	403
Presidio Holdings, Inc.
8.25%, 02/01/28 (h)	305	304
UKG Inc.
6.88%, 02/01/31 (h)	1,170	1,192
ViaSat, Inc.
5.63%, 04/15/27 (h)	130	123
		2,548
Total Corporate Bonds And Notes (cost $100,483)		102,756
GOVERNMENT AND AGENCY OBLIGATIONS 13.6%
Sovereign 10.1%
Angola, Government of
8.75%, 04/14/32 (f)	750	688
9.38%, 05/08/48 (f)	750	645
Departamento Administrativo De La Presidencia De La Republica
4.50%, 03/15/29	630	578
7.50%, 02/02/34	1,140	1,156
8.75%, 11/14/53	1,270	1,381
Ghana, Government of
REMIC, 10.75%, 10/14/30 (f)	1,620	1,102
Gobierno de la Republica de Guatemala
7.05%, 10/04/32 (f)	440	466
6.60%, 06/13/36 (f)	770	785
Gobierno de la Republica del Ecuador
3.50%, 07/31/35 (f) (i)	1,240	651
Government of Commonwealth of the Bahamas
6.00%, 11/21/28 (f)	670	601
Government of the Republic of Panama
6.85%, 03/28/54	1,340	1,218
Government of the Republic of Serbia
2.05%, 09/23/36, EUR (f)	3,580	2,698
Government of the Republic of Zambia
0.00%, 07/30/27 (f) (k) (l)	1,870	1,374
Nigeria, Federal Government of
8.75%, 01/21/31 (f)	540	520
8.25%, 09/28/51 (f)	200	164

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 14.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2024

	Shares/Par[1]	Value ($)
People's Government of Inner Mongolia Autonomous Region
7.88%, 06/05/29 (f)	510	526
Presidence de la Republique de Cote d'Ivoire
4.88%, 01/30/32, EUR (f)	1,340	1,243
6.63%, 03/22/48, EUR (f)	1,500	1,316
Presidencia da Republica
6.00%, 10/20/33	630	624
Presidencia De La Nacion
1.00%, 07/09/29	290	155
0.75%, 07/09/30 (i)	1,250	652
3.63%, 07/09/35 - 07/09/46 (i)	2,270	965
Presidencia de la Republica de El Salvador
9.50%, 07/15/52 (f)	1,640	1,361
Presidencia de la Republica Dominicana
7.05%, 02/03/31 (f)	540	558
6.85%, 01/27/45 (f)	1,360	1,348
Romania, Government of
6.38%, 09/18/33, EUR (f)	2,370	2,734
3.75%, 02/07/34, EUR (f)	840	795
Senegal, Government of
5.38%, 06/08/37, EUR (f)	200	156
South Africa, Parliament of
5.75%, 09/30/49	1,980	1,433
The Arab Republic of Egypt
8.70%, 03/01/49 (f)	1,160	935
The Democratic Socialist Republic of Sri Lanka
0.00%, 03/14/29 (f) (k) (l)	2,840	1,676
The Republic of Kazakhstan, Government of
1.50%, 09/30/34, EUR (f)	410	361
Turkiye Cumhuriyeti Basbakanlik
7.63%, 05/15/34	275	276
		31,141
Collateralized Mortgage Obligations 3.5%
Connecticut Avenue Securities Trust 2021-R01
Series 2021-1B1-R01, REMIC, 8.42%, (SOFR 30-Day Average + 3.10%), 10/25/41 (a)	890	916
Series 2022-1B1-R01, REMIC, 8.47%, (SOFR 30-Day Average + 3.15%), 12/26/41 (a)	900	925
Connecticut Avenue Securities Trust 2021-R03
Series 2021-1B1-R03, REMIC, 8.07%, (SOFR 30-Day Average + 2.75%), 12/25/41 (a)	900	915
Connecticut Avenue Securities Trust 2022-R02
Series 2022-2B1-R02, REMIC, 9.82%, (SOFR 30-Day Average + 4.50%), 01/27/42 (a)	440	463
Connecticut Avenue Securities Trust 2022-R08
Series 2022-1B1-R08, REMIC, 10.92%, (SOFR 30-Day Average + 5.60%), 07/25/42 (a)	825	909
Connecticut Avenue Securities Trust 2024-R01
Series 2024-1B1-R01, REMIC, 8.02%, (SOFR 30-Day Average + 2.70%), 01/25/44 (a)	491	493
Federal Home Loan Mortgage Corporation
Series 2022-M2-DNA1, REMIC, 7.82%, (SOFR 30-Day Average + 2.50%), 01/25/29 (a)	900	913
Series 2021-B1-HQA4, REMIC, 9.07%, (SOFR 30-Day Average + 3.75%), 12/25/30 (a)	745	767
Series 2021-B1-HQA3, REMIC, 8.67%, (SOFR 30-Day Average + 3.35%), 09/25/41 (a)	890	917
Series 2021-B1-DNA7, REMIC, 8.97%, (SOFR 30-Day Average + 3.65%), 11/25/41 (a)	730	760
Series 2022-M2-DNA6, REMIC, 11.07%, (SOFR 30-Day Average + 5.75%), 09/25/42 (a)	894	1,006
Series 2024-M2-HQA1, REMIC, 7.32%, (SOFR 30-Day Average + 2.00%), 03/25/44 (a)	722	722
Federal National Mortgage Association, Inc.
Series 2020-2B1-R02, REMIC, 8.43%, (SOFR 30-Day Average + 3.11%), 01/25/40 (a)	875	899
		10,605
Total Government And Agency Obligations (cost $39,234)		41,746
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 12.3%
1211 Avenue of The Americas
Series 2015-C-1211, REMIC, 4.14%, 08/10/25 (a)	355	335
37 Capital Clo 1 Ltd
Series 2021-E-1A, REMIC, 12.78%, (3 Month Term SOFR + 7.46%), 10/16/34 (a)	2,500	2,481
Apidos CLO XVIII
Series 2018-E-18A, 11.28%, (3 Month Term SOFR + 5.96%), 10/22/30 (a)	2,175	2,095
Barings CLO Ltd 2024-I
Series 2024-E-1A, 12.22%, (3 Month Term SOFR + 6.95%), 01/20/37 (a)	2,000	2,012
BBCMS Mortgage Trust 2024-5C25
Series 2024-D-5C25, REMIC, 4.00%, 03/15/29	415	337
BBCMS Mortgage Trust 2024-C24
Series 2024-B-C24, REMIC, 5.72%, 01/18/34	186	185
Series 2024-C-C24, REMIC, 6.00%, 01/18/34	239	231
Benchmark 2019-B10 Mortgage Trust
Series 2019-B-B10, REMIC, 4.18%, 03/15/29 (a)	548	462
Benchmark 2020-B16 Mortgage Trust
Series 2020-B-B16, REMIC, 3.18%, 01/17/30 (a)	373	308
Series 2020-C-B16, REMIC, 3.53%, 01/17/30 (a)	595	481
Benchmark 2020-B17 Mortgage Trust
Series 2020-C-B17, REMIC, 3.37%, 03/15/30 (a)	620	463
Benchmark 2020-B19 Mortgage Trust
Series 2020-AS-B19, REMIC, 2.15%, 09/17/30	405	320
Series 2020-B-B19, REMIC, 2.35%, 09/17/30	156	107
Benchmark 2020-IG2 Mortgage Trust
Series 2020-UBRC-IG2, REMIC, 3.51%, 03/17/25 (a)	277	254
Benchmark 2023-B40 Mortgage Trust
Series 2023-D-B40, REMIC, 4.00%, 12/16/33	238	167
Series 2023-C-B40, REMIC, 7.39%, 12/16/33 (a)	96	103
Benchmark 2024-V5 Mortgage Trust
Series 2024-D-V5, REMIC, 4.00%, 01/12/29	37	30
Series 2024-C-V5, REMIC, 6.97%, 01/12/29 (a)	55	56
Benchmark 2024-V6 Mortgage Trust
Series 2024-E-V6, REMIC, 4.00%, 03/16/29	409	312
BMO 2024-5C3 Mortgage Trust
Series 2024-B-5C3, REMIC, 6.56%, 02/16/29 (a)	148	152
Series 2024-C-5C3, REMIC, 6.86%, 02/16/29 (a)	496	500
BMO 2024-C8 Mortgage Trust
Series 2024-C-C8, REMIC, 6.23%, 03/17/34 (a)	360	363
BX Commercial Mortgage Trust 2021-VOLT
Series 2021-D-VOLT, REMIC, 7.09%, (1 Month Term SOFR + 1.76%), 09/15/36 (a)	462	455
Series 2021-F-VOLT, REMIC, 7.84%, (1 Month Term SOFR + 2.51%), 09/15/36 (a)	575	579
BX Commercial Mortgage Trust 2023-XL3
Series 2023-B-XL3, REMIC, 7.52%, (1 Month Term SOFR + 2.19%), 12/15/25 (a)	185	186
Series 2023-D-XL3, REMIC, 8.91%, (1 Month Term SOFR + 3.59%), 12/15/25 (a)	295	297
BX Commercial Mortgage Trust 2024-XL4
Series 2024-B-XL4, REMIC, 7.18%, (1 Month Term SOFR + 1.85%), 02/17/26 (a)	204	204
Series 2024-C-XL4, REMIC, 7.58%, (1 Month Term SOFR + 2.25%), 02/17/26 (a)	185	185
BX Commercial Mortgage Trust 2024-XL5
Series 2024-D-XL5, REMIC, 7.99%, (1 Month Term SOFR + 2.69%), 03/15/26 (a)	558	557
BX Trust
Series 2024-C-MF, REMIC, 7.24%, 02/17/26 (a)	168	167
Series 2024-D-MF, REMIC, 7.99%, 02/17/26 (a)	384	384
Series 2024-C-BIO, REMIC, 7.97%, (1 Month Term SOFR + 2.64%), 02/15/29 (a)	632	632
COMM 2013-CCRE8 Mortgage Trust
Series 2013-D-CR8, REMIC, 3.57%, 06/10/46 (a)	320	304
Compass Datacenters Issuer II, LLC
Series 2024-A1-1A, 5.25%, 02/26/29 (d)	365	358

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 14.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2024

	Shares/Par[1]	Value ($)
Series 2024-A2-1A, 5.75%, 02/26/29	353	345
Series 2024-B-1A, 7.00%, 02/26/29	216	203
Eaton Vance CLO 2013-1 Ltd
Series 2013-D3R-1A, 12.38%, (3 Month Term SOFR + 7.06%), 01/17/34 (a)	1,250	1,250
Frontier Issuer LLC
Series 2023-A2-1, 6.60%, 07/20/28	815	823
Gracie Point International Funding 2024-1, LLC
Series 2024-A-1A, 7.06%, (SOFR 90-Day Average + 1.70%), 03/02/26 (a)	610	611
Series 2024-D-1A, 12.51%, (SOFR 90-Day Average + 7.15%), 03/02/26 (a)	100	100
Great Wolf Trust 2024-WOLF
Series 2024-D-WOLF, REMIC, 2.89%, (1 Month Term SOFR + 2.95%), 03/16/26 (a)	371	372
GS Mortgage Securities Trust 2016-GS2
Series 2016-C-GS2, REMIC, 4.70%, 05/12/26 (a)	415	387
GS Mortgage Securities Trust 2017-GS6
Series 2017-B-GS6, REMIC, 3.87%, 05/12/27	415	362
Halseypoint Clo 4, Ltd
Series 2021-E-4A, REMIC, 12.29%, (3 Month Term SOFR + 6.97%), 04/20/34 (a)	1,500	1,476
Hilton USA Trust 2016-HHV
Series 2016-E-HHV, REMIC, 4.19%, 11/05/26 (a)	820	765
J.P. Morgan Mortgage Trust 2024-HE1
Series 2024-M1-HE1, REMIC, 7.32%, 04/21/31 (a)	160	160
Series 2024-M2-HE1, REMIC, 7.72%, 04/21/31 (a)	122	122
KKR CLO 43 Ltd
Series 2022-ER-43A, 13.32%, (3 Month Term SOFR + 7.97%), 01/15/36 (a)	1,500	1,517
Manhattan West 2020-1MW Mortgage Trust
Series 2020-B-1MW, REMIC, 2.41%, 09/10/27 (a)	510	451
Series 2020-D-OMW, REMIC, 2.41%, 09/10/27 (a)	705	608
MCR 2024-HTL MORTGAGE TRUST
Series 2024-C-HTL, REMIC, 8.41%, 02/17/26 (a)	215	215
Series 2024-D-HTL, REMIC, 9.21%, 02/17/26 (a)	245	245
MED Trust 2021-MDLN
Series 2021-D-MDLN, REMIC, 7.44%, (1 Month Term SOFR + 2.11%), 11/15/38 (a)	453	451
Series 2021-F-MDLN, REMIC, 9.44%, (1 Month Term SOFR + 4.11%), 11/15/38 (a)	766	765
MSWF Commercial Mortgage Trust 2023-2
Series 2023-D-2, REMIC, 4.00%, 12/16/33	34	24
Series 2023-C-2, REMIC, 7.02%, 12/16/33 (a)	105	106
OBX 2023-NQM7 Trust
Series 2023-A1-NQM7, REMIC, 6.84%, 04/25/63 (i)	181	184
OCP CLO 2023-30 LTD
Series 2023-E-30A, 12.41%, (3 Month Term SOFR + 7.09%), 01/26/37 (a)	2,000	2,016
ONE 2021-PARK Mortgage Trust
Series 2021-E-PARK, REMIC, 7.19%, (1 Month Term SOFR + 1.86%), 03/15/28 (a)	495	457
ORL Trust 2023-GLKS
Series 2023-D-GLKS, REMIC, 9.63%, (1 Month Term SOFR + 4.30%), 10/21/25 (a)	450	452
Palmer Square Loan Funding 2022-1 Ltd
Series 2022-E-1A, 12.51%, (3 Month Term SOFR + 7.20%), 04/15/30 (a)	1,000	1,004
Regatta XII Funding Ltd
Series 2019-ER-1A, 11.93%, (3 Month Term SOFR + 6.61%), 10/15/32 (a)	1,250	1,238
Regatta XX Funding Ltd
Series 2021-E-2A, 11.91%, (3 Month Term SOFR + 6.51%), 10/16/34 (a)	1,000	1,000
Sierra Timeshare 2022-2 Receivables Funding LLC
Series 2022-D-2A, 9.22%, 06/20/40	591	594
TIF Funding III LLC
Series 2024-B-1A, 5.58%, 05/22/34	375	376
WB Commercial Mortgage Trust 2024-HQ
Series 2024-C-HQ, REMIC, 7.13%, 03/17/28 (a)	465	470
Wellman Park CLO, Ltd.
Series 2021-E-1A, 11.83%, (3 Month Term SOFR + 6.51%), 07/17/34 (a)	2,000	2,000
Wells Fargo Commercial Mortgage Trust 2017-C39
Series 2017-C-C39, REMIC, 4.12%, 08/17/27	283	248
Ziply Fiber Issuer LLC
Series 2024-B-1A, 7.81%, 03/20/29	361	361
Total Non-U.S. Government Agency Asset-Backed Securities (cost $37,460)		37,820
CATASTROPHE BONDS 10.8%
Blue Halo Re Ltd.
15.12%, (3 Month Treasury + 9.75%), 02/24/25 (a) (h)	1,500	1,482
Cape Lookout Re Ltd.
13.37%, (1 Month Treasury + 8.00%), 04/05/27 (a) (d) (h)	850	850
Easton Re Pte. Ltd.
12.85%, (3 Month Treasury + 7.50%), 01/08/27 (a) (h)	1,250	1,306
FloodSmart Re Ltd.
19.37%, (3 Month Treasury + 14.00%), 03/12/27 (a) (h)	500	498
Foundation Re IV Ltd.
11.61%, (3 Month Treasury + 6.25%), 01/08/27 (a) (h)	1,000	991
Herbie Re Ltd.
12.07%, (3 Month Treasury + 6.73%), 01/08/25 (a) (h)	500	498
15.06%, (3 Month Treasury + 9.72%), 01/08/25 (a) (h)	1,000	987
Hestia Re Ltd
14.71%, (1 Month Treasury + 9.37%), 04/22/25 (a) (h)	1,000	981
15.09%, (1 Month Treasury + 9.75%), 04/07/26 (a) (h)	1,000	1,013
Kendall Re Ltd.
9.36%, (3 Month Treasury + 4.00%), 05/02/24 (a) (h)	1,000	999
Kilimanjaro III Re Limited
15.28%, (3 Month Treasury + 9.91%), 12/19/24 (a) (h)	1,250	1,237
5.25%, (3 Month Treasury + 5.25%), 06/25/25 (a) (h)	1,500	1,530
9.93%, (3 Month Treasury + 4.56%), 04/20/26 (a) (h)	500	501
10.23%, (3 Month Treasury + 4.86%), 04/20/26 (a) (h)	500	498
17.73%, (3 Month Treasury + 12.36%), 04/20/26 (a) (h)	275	270
Mona Lisa RE Ltd.
12.34%, (3 Month Treasury + 7.00%), 07/08/25 (a) (h)	1,500	1,510
Montoya Re Ltd.
12.48%, (1 Month Treasury + 7.11%), 04/07/25 (a) (h)	1,500	1,511
16.87%, (1 Month Treasury + 11.50%), 04/07/27 (a) (h)	1,000	1,041
Mystic Re IV Ltd.
17.37%, (3 Month Treasury + 12.00%), 01/08/27 (a) (h)	750	765
Northshore Re II Limited
13.34%, (3 Month Treasury + 8.00%), 07/08/25 (a) (h)	1,000	1,041
Ocelot Re Ltd.
13.09%, (3 Month Treasury + 7.75%), 01/07/31 (a) (h)	1,250	1,284
Queen Street 2023 Re Designated Activity Company
12.87%, (3 Month Treasury + 7.50%), 12/08/25 (a) (h)	1,000	1,044
Sanders Re III Ltd.
11.09%, (3 Month Treasury + 5.75%), 04/07/28 (a) (h)	1,000	1,015

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 14.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2024

	Shares/Par[1]	Value ($)
Solomon Re Ltd.
10.62%, (3 Month Treasury + 5.25%), 06/08/26 (a) (h)	1,250	1,297
Stabilitas Re Ltd.
13.85%, (3 Month Treasury + 8.50%), 06/05/26 (a) (h)	1,500	1,566
Sutter Re Ltd.
12.12%, (3 Month Treasury + 6.75%), 06/19/26 (a) (h)	1,000	1,018
Tailwind Re Ltd.
17.61%, (3 Month Treasury + 12.28%), 01/08/25 (a) (h)	1,500	1,490
Torrey Pines Resort, Ltd., A California Limited Partnership
10.37%, (3 Month Treasury + 5.00%), 06/05/26 (a) (h)	1,000	1,015
Ursa Re II Ltd.
10.37%, (3 Month Treasury + 5.00%), 06/16/25 (a) (h)	750	752
Veraison Re Ltd.
10.13%, (3 Month Treasury + 4.75%), 03/08/27 (a) (h)	1,000	1,011
Vista Re Ltd.
12.10%, (3 Month Treasury + 6.75%), 05/21/24 (a) (h)	1,500	1,503
Winston Re Ltd.
15.60%, (3 Month Treasury + 10.25%), 02/26/27 (a) (h)	800	794
Total Catastrophe Bonds (cost $32,952)		33,298
SHORT TERM INVESTMENTS 0.7%
Investment Companies 0.7%
JNL Government Money Market Fund - Class I, 5.19% (m) (n)	2,039	2,039
Total Short Term Investments (cost $2,039)		2,039
Total Investments 105.0% (cost $316,062)		322,574
Other Derivative Instruments 0.3%		955
Other Assets and Liabilities, Net (5.3)%		(16,301)
Total Net Assets 100.0%		307,228

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of March 31, 2024. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(c) This senior floating rate interest will settle after March 31, 2024. If a reference rate and spread is presented, it will go into effect upon settlement.

(d) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified based on the applicable valuation inputs. See "Fair Value Measurement" in the Notes to Financial Statements.

(e) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(f) Security is restricted to resale to institutional investors or subject to trading restrictions due to sanctions on foreign issuers. See Restricted Securities table following the Schedule of Investments.

(g) Perpetual security. Next contractual call price and date are presented in parentheses, if applicable.

(h) Security is exempt from registration under the Securities Act of 1933, as amended. As of March 31, 2024, the value and the percentage of net assets of these securities was $91,491 and 29.8% of the Fund.

(i) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of March 31, 2024.

(j) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer. Rate stated was the coupon as of March 31, 2024.

(k) Non-income producing security.

(l) As of March 31, 2024, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 1.0% of the Fund’s net assets.

(m) Investment in affiliate.

(n) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2024.

Jackson Credit Opportunities Fund — Investments in Affiliates
Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income/ Distributions from Funds($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Government Money Market Fund, 5.19% - Class I	—	350,283	348,244	453	—	—	2,039	0.7

Summary of Investments by Country^	Total Long Term Investments
United States of America	63.3%
Bermuda	6.7
Cayman Islands	3.9
United Kingdom	3.3
Germany	1.9
Colombia	1.4
France	1.2
Jersey	1.2
Romania	1.1
Brazil	0.9
Serbia	0.8
Argentina	0.8
Cote D'Ivoire	0.8
Canada	0.7
Spain	0.7
Netherlands	0.7
South Africa	0.6

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 14.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2024

Summary of Investments by Country^	Total Long Term Investments
India	0.6
Mexico	0.6
Dominican Republic	0.6
Zambia	0.5
Sri Lanka	0.5
Nigeria	0.5
El Salvador	0.4
Angola	0.4
Israel	0.4
Guatemala	0.4
Panama	0.4
Italy	0.4
Ghana	0.3
Kazakhstan	0.3
United Arab Emirates	0.3
Egypt	0.3
Sweden	0.3
Ecuador	0.2
Norway	0.2
Turkey	0.2
Bahamas	0.2
Multi-National	0.2
Macau	0.2
Mongolia	0.2
Chile	0.2
China	0.2
Czech Republic	0.2
Thailand	0.1
Indonesia	0.1
Luxembourg	0.1
Switzerland	0.1
Ireland	0.1
Portugal	0.1
Peru	0.1
Lithuania	0.1
Senegal	—
Austria	—
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Jackson Credit Opportunities Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Value/ Unrealized Appreciation (Depreciation) ($)
Long Contracts
United States 10 Year Note	41	June 2024	4,511	(3)	31
United States 10 Year Ultra Bond	17	June 2024	1,965	—	(16)
United States 2 Year Note	31	July 2024	6,343	(6)	(4)
United States 5 Year Note	320	July 2024	34,238	(38)	7
				(47)	18
Short Contracts
United States Ultra Bond	(26)	June 2024	(3,273)	(12)	(81)

Jackson Credit Opportunities Fund — Forward Foreign Currency Contracts
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
EUR/USD	GSC	04/18/24	EUR	7,326	7,908	(41)
EUR/USD	SCB	04/18/24	EUR	24,697	26,663	(182)
EUR/USD	SCB	04/18/24	EUR	3,749	4,047	24
GBP/EUR	SSB	04/18/24	EUR	(2,027)	(2,188)	6
GBP/USD	GSC	04/18/24	GBP	948	1,197	(3)
GBP/USD	SCB	04/18/24	GBP	3,000	3,787	(7)
GBP/USD	SCB	04/18/24	GBP	1,236	1,560	—
USD/EUR	GSC	04/18/24	EUR	(8,337)	(9,000)	57
USD/EUR	SCB	04/18/24	EUR	(875)	(945)	(4)
USD/EUR	SSB	04/18/24	EUR	(52,585)	(56,768)	1,030

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 14.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2024

Jackson Credit Opportunities Fund — Forward Foreign Currency Contracts (continued)
Purchased/Sold	Counterparty	Expiration	Notional[1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/GBP	SSB	04/18/24	GBP	(11,795)	(14,889)	134
					(38,628)	1,014

Jackson Credit Opportunities Fund — Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
888 Acquisitions Limited, 7.56%, 07/15/27	12/04/23	210	215	0.1
Abertis Infraestructuras Finance B.V., 3.25% (callable at 100, 11/24/25)	12/04/23	309	313	0.1
Accor, 7.25% (callable at 100, 01/11/29)	12/05/23	230	237	0.1
Adani Green Energy Limited, 4.38%, 09/08/24	12/04/23	537	543	0.2
Allwyn Entertainment Financing (UK) PLC, 7.25%, 04/30/30	12/05/23	289	293	0.1
Altice Financing S.A., 4.25%, 08/15/29	12/05/23	272	263	0.1
Angola, Government of, 8.75%, 04/14/32	12/01/23	634	688	0.2
Angola, Government of, 9.38%, 05/08/48	12/01/23	584	645	0.2
Ardagh Packaging Finance Public Limited Company, 2.13%, 08/15/26	12/04/23	188	179	0.1
Avantor, Inc., 3.88%, 07/15/28	12/05/23	180	181	0.1
Axis Bank Limited, 4.10% (callable at 100, 09/08/26)	01/10/24	461	464	0.1
B&M European Value Retail S.A., 8.13%, 11/15/30	01/09/24	270	270	0.1
Banco Davivienda S A, 6.65% (callable at 100, 04/22/31)	12/04/23	510	528	0.2
Banco Mercantil Del Norte S.A, 6.63% (callable at 100, 01/24/32)	12/04/23	659	719	0.2
Banijay Entertainment, 7.00%, 05/01/29	12/05/23	332	339	0.1
Banque Ouest Africaine De Developpement, 4.70%, 10/22/31	12/04/23	572	596	0.2
Bayer Aktiengesellschaft, 7.00%, 09/25/83	12/04/23	109	108	—
BCP V Modular Services Finance II PLC, 4.75%, 11/30/28	12/05/23	98	101	—
BCP V Modular Services Finance PLC, 6.75%, 11/30/29	12/04/23	174	189	0.1
Bellis Acquisition Company PLC, 3.25%, 02/16/26	12/04/23	350	357	0.1
Benteler International Aktiengesellschaft, 9.38%, 05/15/28	12/04/23	114	116	—
BK LC Lux Finco 1 S.a r.l., 5.25%, 04/30/29	12/04/23	301	301	0.1
Boels Topholding B.V., 6.25%, 02/15/29	12/05/23	137	139	—
Braskem Netherlands Finance B.V., 8.50%, 01/12/31	02/14/24	295	311	0.1
British Telecommunications Public Limited Company, 8.38%, 12/20/83	12/04/23	560	575	0.2
Ceconomy AG, 1.75%, 06/24/26	12/05/23	454	511	0.2
CEMEX S.A.B. de C.V., 9.13% (callable at 100, 03/14/28)	12/01/23	827	857	0.3
Cheplapharm Arzneimittel GmbH, 7.50%, 05/15/30	12/04/23	336	341	0.1
Cirsa Finance International S.a r.l., 10.38%, 11/30/27	12/04/23	522	523	0.2
Compania de Minas Buenaventura S.A.A., 5.50%, 07/23/26	12/21/23	193	192	0.1
Constellation Automotive Financing PLC, 4.88%, 07/15/27	12/04/23	103	104	—
Constellium SE, 3.13%, 07/15/29	12/05/23	186	190	0.1
Co-operative Group Limited, 7.50%, 07/08/26	12/04/23	499	501	0.2
CPI Property Group, 1.75%, 01/14/30	12/04/23	164	202	0.1
CPUK Mortgage Finance Limited, 6.50%, 08/28/50	12/05/23	484	499	0.2
CTEC II GmbH, 5.25%, 02/15/30	03/18/24	199	195	0.1
Dana Financing Luxembourg S.a r.l., 8.50%, 07/15/31	12/04/23	350	356	0.1
Deuce Finco PLC, 5.50%, 06/15/27	01/26/24	302	298	0.1
Diamond Escrow Issuer, LLC, 9.63%, 11/15/28	12/05/23	225	231	0.1
Douglas GmbH, 6.00%, 04/08/26	12/04/23	318	328	0.1
EDP - Energias de Portugal, S.A., 5.94%, 04/23/83	12/04/23	222	225	0.1
Electricite de France, 2.63% (callable at 100, 12/01/27)	12/04/23	191	194	0.1
Electricite de France, 7.50% (callable at 100, 09/06/28)	12/04/23	464	467	0.1
Elior Group, 3.75%, 07/15/26	12/04/23	146	151	—
Eroski Sociedad Cooperativa, 10.63%, 04/30/29	01/26/24	349	345	0.1
Fiber Bidco S.P.A., 11.00%, 10/25/27	12/04/23	326	328	0.1
First Quantum Minerals Ltd, 8.63%, 06/01/31	02/27/24	335	340	0.1
Food Service Project SL, 5.50%, 01/21/27	12/05/23	175	175	0.1
Forvia, 7.25%, 06/15/26	12/05/23	190	190	0.1
Franshion Brilliant Limited, 4.25%, 07/23/29	12/04/23	477	499	0.2
Galaxy Pipeline Assets Bidco Limited, 2.63%, 03/31/36	12/04/23	509	512	0.2
Ghana, Government of REMIC, 10.75%, 10/14/30	12/01/23	1,038	1,102	0.4
Gobierno de la Republica de Guatemala, 7.05%, 10/04/32	12/01/23	446	466	0.1
Gobierno de la Republica de Guatemala, 6.60%, 06/13/36	12/01/23	745	785	0.3
Gobierno de la Republica del Ecuador, 3.50%, 07/31/35	12/15/23	428	651	0.2
Government of Commonwealth of the Bahamas, 6.00%, 11/21/28	12/01/23	580	601	0.2
Government of the Republic of Serbia, 2.05%, 09/23/36	12/04/23	2,566	2,698	0.9
Government of the Republic of Zambia, 0.00%, 07/30/27	12/01/23	1,131	1,374	0.4
Greenko Solar (Mauritius) Limited, 5.95%, 07/29/26	12/04/23	547	555	0.2
Grifols, S.A., 3.20%, 05/01/25	01/19/24	103	99	—
Grupo Antolin-Irausa SA, 3.50%, 04/30/28	12/04/23	80	87	—
Grupo Aval Acciones y Valores S.A., 4.38%, 02/04/30	12/20/23	254	252	0.1
Guala Closures S.p.A., 3.25%, 06/15/28	12/04/23	186	191	0.1
Heimstaden Bostad AB, 3.63% (callable at 100, 10/13/26)	12/04/23	80	141	—

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 14.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2024

Jackson Credit Opportunities Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Heimstaden Bostad AB, 1.63%, 10/13/31	12/05/23	133	151	—
Iceland Bondco PLC, 10.88%, 12/15/27	12/04/23	299	299	0.1
IHO Verwaltungs GmbH, 8.75%, 05/15/28	12/05/23	348	350	0.1
IHS Holding Limited, 6.25%, 11/29/28	12/04/23	364	394	0.1
Iliad Holding, 5.13%, 10/15/26	12/04/23	322	320	0.1
INEOS Quattro Finance 1 plc, 3.75%, 07/15/26	12/05/23	413	417	0.1
International Consolidated Airlines Group, S.A., 3.75%, 03/25/29	12/04/23	204	212	0.1
Iron Mountain Europe Limited, 3.88%, 11/15/25	12/04/23	182	182	0.1
Italmatch Chemicals S.p.A., 10.00%, 02/06/28	12/04/23	173	180	0.1
Jaguar Land Rover Automotive PLC, 4.50%, 07/15/28	12/04/23	302	305	0.1
Joint Stock Company National Company Kazmunaygas, 3.50%, 04/14/33	12/04/23	628	658	0.2
Kapla Holding, 3.38%, 12/15/26	12/04/23	182	183	0.1
Lorca Telecom Bondco SA., 4.00%, 09/18/27	12/04/23	623	629	0.2
Lottomatica S.P.A., 7.13%, 06/01/28	12/04/23	173	174	0.1
Loxama, 6.38%, 05/31/29	03/18/24	113	112	—
MCE Finance Limited, 5.75%, 07/21/28	12/04/23	520	549	0.2
Medco Bell PTE. LTD., 6.38%, 01/30/27	12/04/23	427	438	0.1
Miller Homes Group (Finco) PLC, 7.00%, 05/15/29	02/16/24	301	304	0.1
Minerva Luxembourg S.A., 8.88%, 09/13/33	12/01/23	536	557	0.2
Mobico Group PLC, 4.25% (callable at 100, 11/26/25)	12/04/23	444	462	0.1
Motion Finco S.a r.l., 7.38%, 06/15/30	12/04/23	270	280	0.1
NGG Finance PLC, 5.63%, 06/18/73	12/04/23	159	160	—
Nidda Healthcare Holding GmbH, 7.50%, 08/21/26	12/04/23	332	333	0.1
Nigeria, Federal Government of, 8.75%, 01/21/31	12/01/23	492	520	0.2
Nigeria, Federal Government of, 8.25%, 09/28/51	03/27/24	165	164	0.1
Odido Group Holding B.V., 5.50%, 01/15/30	12/06/23	128	132	—
People's Government of Inner Mongolia Autonomous Region, 7.88%, 06/05/29	12/06/23	512	526	0.2
Peu (Fin) PLC, 7.25%, 07/01/28	03/18/24	224	221	0.1
Picard Groupe, 3.88%, 07/01/26	12/05/23	210	213	0.1
Pinewood Finco PLC, 3.25%, 09/30/25	12/05/23	367	372	0.1
Pinnacle Bidco PLC, 10.00%, 10/11/28	12/04/23	253	263	0.1
Playtech PLC, 5.88%, 06/28/28	12/04/23	321	320	0.1
PLT VII Finance S.a r.l., 4.63%, 01/05/26	12/04/23	176	176	0.1
Presidence de la Republique de Cote d'Ivoire, 4.88%, 01/30/32	12/04/23	1,177	1,243	0.4
Presidence de la Republique de Cote d'Ivoire, 6.63%, 03/22/48	12/04/23	1,207	1,316	0.4
Presidencia de la Republica de El Salvador, 9.50%, 07/15/52	12/01/23	1,315	1,361	0.4
Presidencia de la Republica Dominicana, 7.05%, 02/03/31	12/01/23	549	558	0.2
Presidencia de la Republica Dominicana, 6.85%, 01/27/45	12/01/23	1,281	1,348	0.4
Primo Water Holdings Inc., 3.88%, 10/31/28	12/04/23	170	173	0.1
Prosus N.V., 3.83%, 02/08/51	12/04/23	475	488	0.2
RAC Bond Co PLC, 5.25%, 11/04/27	12/04/23	329	355	0.1
Rede D'Or Finance, 4.50%, 01/22/30	12/01/23	276	289	0.1
Romania, Government of, 6.38%, 09/18/33	12/04/23	2,615	2,734	0.9
Romania, Government of, 3.75%, 02/07/34	12/04/23	755	795	0.3
Schaeffler AG, 3.38%, 10/12/28	12/06/23	104	104	—
Senegal, Government of, 5.38%, 06/08/37	03/20/24	157	156	—
Seplat Energy PLC, 7.75%, 04/01/26	12/04/23	534	563	0.2
SES, 2.88% (callable at 100, 05/27/26)	12/04/23	344	356	0.1
Shelf Drilling Management Services DMCC, 9.63%, 04/15/29	12/04/23	426	425	0.1
Sierracol Energy Andina, LLC, 6.00%, 06/15/28	12/04/23	453	483	0.2
Stonegate Pub Company Financing PLC, 8.25%, 07/31/25	12/04/23	218	221	0.1
Summer (BC) Holdco B S.a r.l., 5.75%, 10/31/26	12/05/23	154	158	—
Summit Properties Limited, 2.00%, 01/31/25	12/04/23	288	284	0.1
Synthomer PLC, 3.88%, 07/01/25	02/06/24	160	160	—
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26	12/04/23	570	567	0.2
Telecom Italia SPA, 7.88%, 07/31/28	12/04/23	466	473	0.2
Telefonica Europe B.V., 6.75% (callable at 100, 06/07/31)	12/04/23	336	350	0.1
Thaioil Treasury Center Company Limited, 3.75%, 06/18/50	01/31/24	437	450	0.1
The Arab Republic of Egypt, 8.70%, 03/01/49	12/01/23	666	935	0.3
The Democratic Socialist Republic of Sri Lanka, 0.00%, 03/14/29	12/01/23	1,430	1,676	0.5
The Republic of Kazakhstan, Government of, 1.50%, 09/30/34	12/04/23	344	361	0.1
Titan Holdings II B.V., 5.13%, 07/15/29	12/04/23	195	200	0.1
TK Elevator Holdco GmbH, 6.63%, 07/15/28	12/06/23	272	282	0.1
Turkiye Vakiflar Bankasi T.A.O., 9.00%, 10/12/28	12/04/23	347	358	0.1
TVL Finance PLC, 10.25%, 04/28/28	12/04/23	297	302	0.1
UGI International, LLC, 2.50%, 12/01/29	12/04/23	337	351	0.1
United Group B.V., 5.25%, 02/01/30	12/04/23	296	316	0.1
Vedanta Resources Limited, 13.88%, 12/09/28	12/04/23	339	421	0.1
Verisure Holding AB, 3.88%, 07/15/26	12/04/23	316	318	0.1
Verisure Midholding AB, 5.25%, 02/15/29	12/04/23	303	314	0.1
Vertical Midco GmbH, 4.38%, 07/15/27	12/04/23	313	311	0.1
Virgin Media Vendor Financing Notes III Designated Activity Company, 4.88%, 07/15/28	12/04/23	451	452	0.1

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 14.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2024

Jackson Credit Opportunities Fund — Restricted Securities (continued)
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Vodafone Group Public Limited Company, 3.00%, 08/27/80	12/04/23	97	100	—
We Soda Investments Holding PLC, 9.50%, 10/06/28	12/04/23	304	311	0.1
Wepa Hygieneprodukte GmbH, 2.88%, 12/15/27	12/04/23	181	179	0.1
Wintershall Dea AG, 3.00% (callable at 100, 07/20/28)	12/04/23	284	284	0.1
WMG Acquisition Corp., 2.25%, 08/15/31	12/05/23	100	101	—
Zenith Finco PLC, 6.50%, 06/30/27	12/04/23	341	302	0.1
ZF Friedrichshafen AG, 3.75%, 09/21/28	12/04/23	415	416	0.1
Ziggo Bond Company B.V., 3.38%, 02/28/30	12/04/23	352	367	0.1
		58,177	61,049	19.9

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 14.

Jackson Credit Opportunities Fund

Schedule of Investments (in thousands)

March 31, 2024

1 Rounded par and notional amounts are listed in USD unless otherwise noted. Futures are quoted in unrounded number of contracts.

Currency Abbreivations:

EUR - European Currency Unit (Euro)

GBP - British Pound

USD - United States Dollar

Abbreviations:

"-" Amount rounds to less than one thousand or 0.05%

CLO - Collateralized Loan Obligation

LLC/L.L.C - Limited Liability Company

PLC/P.L.C. - Public Limited Company

REMIC - Real Estate Mortgage Investment Conduit

SOFR - Secured Overnight Financing Rates

US/U.S. - United States

Counterparty Abbreviations:

GSC - Goldman Sachs & Co. SCB - Standard Chartered Bank
SSB - State Street Brokerage Services, Inc.

See accompanying Notes to Financial Statements.

Jackson Credit Opportunities Fund

Statement of Assets and Liabilities (in thousands, except net asset value per share)

March 31, 2024

Jackson Credit Opportunities Fund
Assets
Investments - unaffiliated, at value	$320,535
Investments - affiliated, at value	2,039
Forward foreign currency contracts	1,251
Cash	972
Foreign currency	470
Receivable from:
Investment securities sold	3,102
Dividends and interest	3,913
Deposits with brokers and counterparties	520
Other assets	2
Total assets	332,804
Liabilities
Forward foreign currency contracts	237
Variation margin on futures/futures options contracts	59
Payable for:
Investment securities purchased	18,386
Advisory fees	415
Administrative fees	65
Dividends	6,413
Other expenses	1
Total liabilities	25,576
Net assets	$307,228
Net assets consist of:
Paid-in capital	$298,313
Total distributable earnings (loss)	8,915
Net assets	$307,228
Net assets - Class I	$307,228
Shares outstanding - Class I	29,831
Net asset value per share - Class I	$10.30
Investments - unaffiliated, at cost	$314,023
Investments - affiliated, at cost	2,039
Foreign currency cost	470

See accompanying Notes to Financial Statements.

Jackson Credit Opportunities Fund

Statement of Operations (in thousands)

For the Period Ended March 31, 2024

Jackson Credit Opportunities Fund(b)
Investment income
Dividends (a)	$650
Foreign taxes withheld	(3)
Interest	8,238
Total investment income	8,885

Expenses
Advisory fees	1,619
Administrative fees	253
Legal fees	1
Board of trustee fees	1
Other expenses	2
Total expenses	1,876
Net investment income (loss)	7,009

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	1,823
Foreign currency	(8)
Forward foreign currency contracts	(669)
Futures/futures options contracts	(285)
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	6,512
Foreign currency	(5)
Forward foreign currency contracts	1,014
Futures/futures options contracts	(63)
Net realized and unrealized gain (loss)	8,319
Change in net assets from operations	$15,328
(a) Affiliated income	$453

(b)	Period from commencement of operations December 1, 2023.

See accompanying Notes to Financial Statements.

Jackson Credit Opportunities Fund

Statement of Changes in Net Assets (in thousands)

For the Period Ended March 31, 2024

Jackson Credit Opportunities Fund(a)
Operations
Net investment income (loss)	$7,009
Net realized gain (loss)	861
Net change in unrealized appreciation
(depreciation)	7,458
Change in net assets from operations	15,328
Distributions to shareholders
From distributable earnings
Class I	(6,413)
Total distributions to shareholders	(6,413)
Share transactions[1]
Proceeds from the sale of shares
Class I	298,211
Reinvestment of distributions
Class I	2
Change in net assets from
share transactions	298,213
Change in net assets	307,128
Net assets beginning of period	100
Net assets end of period	$307,228

[1]Share transactions
Shares sold
Class I	29,821
Change in shares
Class I	29,821
Purchases and sales of long term
investments
Purchase of securities	$435,700
Proceeds from sales of securities	$124,334

(a)	Period from commencement of operations December 1, 2023.

See accompanying Notes to Financial Statements.

Jackson Credit Opportunities Fund

Financial Highlights

For a Share Outstanding

Net Investment Income (Loss). Net investment income(loss) is calculated using the average shares method.

Total Return. Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year.

Income and Expense Ratios. Ratios are annualized for periods less than one year. The annualized expense ratios do not include expenses of any underlying investment companies.

			Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)	Net expenses to average net assets(%)	Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)

Jackson Credit Opportunities Fund

Class I
03/31/24	(a)	10.00	0.23	0.28	0.51	(0.21)	—	10.30	5.16	307,228	39	1.86	1.86	6.93

(a)	The Fund commenced operations on December 1, 2023.

See accompanying Notes to Financial Statements.

Jackson Credit Opportunities Fund

Notes to Financial Statements

March 31, 2024

NOTE 1. ORGANIZATION

Jackson Credit Opportunities Fund (“Fund”) is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company organized as a Massachusetts business trust on June 8, 2023. The Fund has elected to operate as an interval fund. The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value ("NAV"), reduced by any applicable repurchase fee.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), serves as investment adviser and administrator to the Fund.

Neuberger Berman Investment Advisers LLC ("Sub-Adviser") serves as Sub-Adviser for the Fund.

Pursuant to exemptive relief, the Fund is authorized to offer two share classes, Class A and Class I. As of March 31, 2024, only Class I shares are available for purchase. Class A shares and Class I shares differ primarily due to the Shareholder Servicing Fee attributable to Class A shares. Shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class. From time to time, the Fund may have significant subscription and redemption activity which, when executed at the NAV rounded to two decimals, can impact the NAV per share of either class and cause a divergence in the NAV between each class. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation. Under the Fund's valuation policy and procedures (“Valuation Policies and Procedures”), the Fund’s Board of Trustees ("Board" or "Trustees") has designated to the Adviser the responsibility for carrying out certain functions relating to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Adviser has established a Valuation Committee (the “Valuation Committee”) that is charged with the responsibilities set forth in the Valuation Policies and Procedures. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures approved by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board.

The NAV of the Fund’s shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (normally, 4:00 PM Eastern Time, Monday through Friday). The NAV of the Fund’s shares may also not be determined on days designated by the Board or on days designated by the SEC. However, consistent with legal requirements, calculation of the Fund’s NAV may be suspended on days determined by the Board during times of NYSE market closure, which may include times during which the SEC issues policies or protocols associated with such closure pursuant to Section 22(e) of the 1940 Act. In the event that the NYSE is closed unexpectedly or opens for trading but closes earlier than scheduled, the Fund’s Valuation Committee will evaluate if trading activity on other U.S. exchanges and markets for equity securities is considered reflective of normal market activity. To the extent an NYSE closure is determined to be accompanied by a disruption of normal market activity, the Valuation Committee may utilize the time the NYSE closed for purposes of measuring and calculating the Fund's NAV. To the extent an NYSE closure is determined to not have resulted in a disruption of normal market activity, the valuation committee may utilize the time the NYSE was scheduled to close for purposes of measuring and calculating the Fund's NAV.

Equity securities are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security on the valuation date, the security may be valued at the most recent sale or quoted bid price prior to close. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date.The Adviser has retained an independent statistical fair value pricing service to assist in the fair valuation process for equities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined. When fair valuing foreign equity securities, the Adviser adjusts the closing prices of foreign portfolio equity securities (except foreign equity securities traded in North America and South America) based upon pricing models provided by a third-party vendor in order to reflect the “fair value” of such securities for purposes of determining the Fund's NAV. Foreign equity securities traded in North America and South America may be fair valued utilizing international adjustment factors in response to local market holidays, exchange closures, or other events as deemed necessary in order to reflect the “fair value” of such securities for purposes of determining the Fund's NAV. Debt obligations with remaining maturities of 60 days or less, and that did not receive a price from a third-party pricing service, or it is determined that such valuation from the pricing service does not approximate fair value, may be valued at their amortized cost, unless it is determined that such practice does not approximate fair value. Debt and derivative securities are generally valued by independent pricing services approved by the Board. Pricing services utilized to value debt and derivative instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; tranche seniority, catastrophe perils and loss estimates, maturity extensions; and other relevant data. Term loans are generally valued at the composite bid prices provided by approved pricing services. Private Investment Funds (Private Funds) are generally valued using the latest NAV reported by the third-party fund manager or General Partner as a practical expedient to estimate the fair value of such interests. Private debt is generally fair valued according to procedures approved by the Board, which take into account factors such as the size of the holding, the nature and duration of the securities and the volume and depth of trading, among others. Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the primary exchange. Options traded on an exchange are generally valued

Jackson Credit Opportunities Fund

Notes to Financial Statements

March 31, 2024

at the last traded price as of the close of business on the local exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the current day’s mid-price. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. If pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs. Swap agreements that clear on exchanges are valued at the most recent bid quotation or evaluated price, as applicable, obtained from pricing models or by the clearing exchange using observable inputs.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent fair value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Valuation Committee’s own assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Adviser may utilize pricing services or other sources, including the Fund’s Sub-Adviser, to assist in determining the fair value of an investment. Factors considered to determine fair value may include fundamental analytical data relating to the security; the nature and duration of restrictions, if any, on the disposition of the security; trading volume on markets, exchanges, or among dealers; evaluation of the forces which influence the market in which the security is traded; the type of security; the financial statements of the issuer, or other financial information about the issuer; the cost of the security at its date of purchase; the size of the Fund’s holding; the discount from market value of unrestricted securities of the same class, if applicable, at the time of purchase or at a later date; reports prepared by analysts; information as to any transactions in or offers for the security; the existence of any merger proposal, tender offer or other extraordinary event relating to the security; the price and extent of public or dealer trading in similar securities or derivatives of the issuer or of comparable companies; trading in depositary receipts; foreign currency exchange activity; changes in the interest rate environment; trading prices of financial products that are tied to baskets of foreign securities; and any other matters considered relevant.

If an investment is valued at a fair value for purposes of calculating the Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders. The Fund intends to qualify as and be eligible to be treated each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund intends to distribute at least 90% of the sum of its investment company taxable income (as the term is defined in the Code) and any net tax-exempt interest income for such year. Dividends from net investment income are accrued daily and paid quarterly. Distributions of net realized capital gains, if any, are distributed at least annually, to the extent they exceed available capital loss carryforwards. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate or at all. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to Shareholders.

Other Service Providers. State Street Bank and Trust Company (“State Street” or "Custodian") acts as custodian and securities lending agent for the Fund. The Custodian has custody of all securities and cash of the Fund maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

The Fund has entered into a Transfer Agency Agreement with UMB Fund Services, Inc. UMB Fund Services, Inc. is the transfer agent and dividend disbursing agent of all shares.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses are determined on the specific identification basis. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date.

Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available. Income received in lieu of dividends for securities loaned is included in Dividends in the Statement of Operations. Interest income, including effective-yield amortization of discounts and premiums on debt securities and convertible bonds, is accrued daily. The Fund may place a debt obligation on non-accrual status and reduce related interest income, and value, by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Distributions from Private Funds that represent returns of capital in excess of cumulative profits and losses are credited to cost of investments rather than investment income.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Fund are allocated to the classes based on the average daily net assets of each class. Expenses attributable to a specific class of shares are charged to that class.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon the current interpretations of tax rules and regulations that exist in the markets in which the Fund invests. When a capital gains tax is determined to apply, the Fund will record an estimated tax liability in an amount that may be payable if the securities were disposed of on the valuation date.

Foreign Currency Translations. The accounting records of the Fund are maintained in U.S. dollars. Each business day, the fair values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange

Jackson Credit Opportunities Fund

Notes to Financial Statements

March 31, 2024

rates. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars based on the respective exchange rates prevailing on the dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in Net realized gain (loss) on Investments - unaffiliated and Net change in unrealized appreciation (depreciation) on Investments - unaffiliated, respectively, in the Statement of Operations.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges. Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

Guarantees and Indemnifications. In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. However, since the commencement of operations, the Fund has not had claims or losses pursuant to its contracts and expects the risk of loss to be remote. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements. In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The guidance provides optional expedients and exceptions for applying GAAP to contract modifications and hedging relationships, subject to meeting certain criteria, that reference the London Interbank Offered Rate (LIBOR) or another reference rate expected to be discontinued due to reference rate reform. The amendments in this update are elective and may be applied through December 31, 2024. Management has evaluated the amendments and determined that they will not have a significant impact on the Fund's financial statements.

In June 2022, FASB issued ASU 2022-03, Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify guidance in Topic 820 when measuring the fair value of equity securities subject to contractual restrictions prohibiting their sale and introduce new disclosure requirements for these securities. The amendments in this update are effective for fiscal years beginning after December 15, 2023. Management has evaluated the amendments and determined that they will not have a significant impact on the Fund's financial statements.

NOTE 3. FAIR VALUE MEASUREMENT

FASB ASC Topic 820 establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s investments under this guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on national or foreign stock exchanges, futures and options contracts listed on derivatives exchanges or investments in mutual funds.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third-party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, including certain term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, international equity securities priced by an independent statistical fair value pricing service, swap agreements valued by pricing services, ADRs and GDRs for which quoted prices in active markets are not available or securities limited by foreign ownership.

Level 3 includes valuations determined from significant unobservable inputs including the Adviser's own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; tranche seniority, catastrophe perils and loss estimates, maturity extensions; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities, currency exchange rates and forward foreign currency contracts where forward rates are not available; term loans that do not meet certain liquidity thresholds; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; private placements; or investments for which reliable quotes are otherwise not available.

Inputs used in the determination of the fair value level of Level 3 securities, which were deemed to be material, are disclosed within the notes below and are not necessarily an indication of the risk associated with investing in those securities.

Jackson Credit Opportunities Fund

Notes to Financial Statements

March 31, 2024

The following table summarizes the Fund’s investments in securities and other financial instruments (in thousands) as of March 31, 2024 by valuation level.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
Jackson Credit Opportunities Fund
Assets - Securities
Senior Floating Rate Instruments	—	96,176	8,739	104,915
Corporate Bonds And Notes	—	102,756	—	102,756
Government And Agency Obligations	—	41,746	—	41,746
Non-U.S. Government Agency Asset-Backed Securities	—	37,820	—	37,820
Catastrophe Bonds	—	33,298	—	33,298
Short Term Investments	2,039	—	—	2,039
	2,039	311,796	8,739	322,574
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	38	—	—	38
Open Forward Foreign Currency Contracts	—	1,251	—	1,251
	38	1,251	—	1,289
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(101)	—	—	(101)
Open Forward Foreign Currency Contracts	—	(237)	—	(237)
	(101)	(237)	—	(338)

1 All derivatives are reflected at the unrealized appreciation (depreciation) on the instrument.

The following table is a rollforward of individually significant securities Level 3 valuations (in thousands) and transfers by category for which significant unobservable inputs were used to determine fair value during the period ended March 31, 2024:

	Balance at Beginning of Period ($)	Transfers into Level 3 During the Period[1] ($)	Transfers out of Level 3 During the Period[1] ($)	Total Realized and Change in Unrealized Gain/(Loss) ($)	Purchases ($)	(Sales) ($)	Balance at End of Period ($)	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at End of Period[2] ($)
Jackson Credit Opportunities Fund
Senior Floating Rate Instruments	—	—	—	73	8,712	(46)	8,739	73

1 During the Period, there were no significant transfers from Level 3 and Level 2 valuations.

2 Reflects the change in unrealized appreciation/(depreciation) for Level 3 investments held at March 31, 2024.

The table below provides additional information about the Level 3 Fair Value Measurements as of March 31, 2024.

Asset Class	Fair Value ($)	Valuation Technique	Unobservable Input	Range (Weighted Average†)
Senior Floating Rate Instruments	930	Market Approach	Bid Price	93 (93)
Senior Floating Rate Instruments	2,475	Market Approach	Bid Price	99 (99)
Senior Floating Rate Instruments	1,997	Market Approach	Bid Price	99.88 (99.88)
Senior Floating Rate Instruments	395	Market Approach	Bid Price	99.5 (99.5)
Senior Floating Rate Instruments	1,992	Market Approach	Bid Price	99.63 (99.63)
Senior Floating Rate Instruments	950	Market Approach	Bid Price	95 (95)
	8,739

† Unobservable inputs were weighted by the relative fair value of the instruments.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

Unregistered Securities. The Fund may own certain investment securities that are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”. Unregistered securities may be classified as “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the Securities Act of 1933, as amended, the Fund has the right to include those securities in such registration generally without cost to the Fund. The Fund has no right to require registration of unregistered securities.

Senior and Junior Loans. The Fund may invest in Senior loans or secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior loans”) which are purchased or sold on a when-issued or delayed-delivery basis and may be settled a month or more after the trade date. Interest income on these loans is accrued based on the terms of the securities. Senior and Junior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan.

NOTE 5. PRINCIPAL RISKS

Unlisted Closed-End Structure and Liquidity Limited to Quarterly Repurchases of Shares Risk. The Fund has been organized as a non-diversified, closed-end management investment company. Closed-end funds differ from open-end management investment companies in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a

Jackson Credit Opportunities Fund

Notes to Financial Statements

March 31, 2024

securities exchange, the Fund does not intend to list the shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the shares. The Fund will offer only a limited degree of liquidity by conducting quarterly repurchase offers, which are generally expected to be for 5% of the Fund’s outstanding shares. There is no assurance that the Fund will repurchase shares in the amount desired. In addition, with very limited exceptions, shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end registered investment companies.

There will be a substantial period of time between the date as of which shareholders must submit a request to have their shares repurchased and the date they can expect to receive payment for their shares from the Fund. Shareholders whose shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such shares are valued for purposes of such repurchase.

Repurchase Offers Risk. The Fund currently expects to conduct quarterly repurchase offers for no less than 5% of its outstanding shares. Substantial requests for the Fund to repurchase shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable. In the event that a repurchase offer is oversubscribed, the Fund will repurchase tendered shares on a pro rata basis. Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer.

Credit and Counterparty Risk. In the normal course of business, the Fund trades financial instruments and enters into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled, or open transactions will default. Financial assets, which potentially expose the Fund to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”). The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets is incorporated within its carrying value as recorded in the Fund's Statement of Assets and Liabilities. For certain derivative contracts (including futures and certain swaps), the potential loss could exceed the value of the financial assets recorded in the financial statements for the Fund.

Interest Rate Risk. When interest rates increase, fixed-income securities generally will decline in value. A wide variety of factors can cause interest rates to rise such as central bank monetary policies, inflation rates and general economic conditions. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest rate volatility and liquidity risk.

Senior and Junior Loan Risk. When the Fund invests in a loan or participation, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the borrower under the loan may default on its obligations. Senior and Junior loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics. The Fund is also subject to the risk that the agent bank administering the loan may fail to meet its obligations.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. Inflation risk is linked to increases in the prices of goods and services and a decrease in the purchasing power of money. Recently, inflation has risen at its highest rate in four decades in the U.S. Inflation may reduce the intrinsic value of an investment in the Fund.

Catastrophe Bonds Risk. A Catastrophe ("CAT") Bond is a form of insurance-linked security that is sold in the capital markets. An investment in CAT Bonds is subject to special risks, including limited resources of issuers, regulation, subordination and lower or no credit rating. CAT Bonds are a way for insurers, reinsurers, corporations and government entities that have risks associated with natural catastrophe events and disasters to transfer those risks to the capital market in securities format.

Liquidity and Valuation Risk. The securities in which the Fund invests will often be illiquid and may include other funds that will typically hold one or just a few investments. Valuations reported by other fund managers, which will form the basis for the Fund’s NAV, may be subject to later adjustment or revision. Valuations of Private Funds are inherently uncertain, may fluctuate over short periods of time, and may be based on estimates. The Adviser has engaged the services of a third-party pricing service to assist its valuations of Fund investments in certain circumstances.

Convertible Securities Risk. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Market and Volatility Risk. In the normal course of business, the Fund trades financial instruments and enters into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. The Fund may invest in derivatives to hedge the Fund's portfolio as well as for investment purposes which may increase volatility. Volatility may cause the Fund's NAV to experience significant appreciation or depreciation in value over short periods of time.

Foreign Securities Risk. Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the

Jackson Credit Opportunities Fund

Notes to Financial Statements

March 31, 2024

securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, sanctions or the threat of new or modified sanctions, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

Emerging Market Securities Risk. Investing in securities of emerging market countries generally involves greater risk than investing in foreign securities in developed markets. Emerging market countries typically have economic and political systems that are less fully developed and are likely to be less stable than those in more advanced countries. These risks include the potential for government intervention, adverse changes in earnings and business prospects, liquidity, credit and currency risks, and price volatility. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

Investments in Other Companies Risk. Investments in other investment companies, including exchange-traded funds, are subject to market risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of the Fund’s investments. Cyber-attacks on the Fund and service providers could cause business failures or delays in daily processing and the Fund may need to delay transactions, consistent with regulatory requirements, as a result and could impact the performance of the Fund.

Leverage Risk. The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions may involve leverage of the Fund’s assets. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Private Funds Risk. The Private Funds will not be subject to the 1940 Act, nor will they be publicly traded. As a result, the Fund’s investments in the Private Funds will not be subject to the protections afforded to shareholders under the 1940 Act. By investing in the Private Funds indirectly through the Fund, a shareholder bears two layers of asset-based fees and expenses – at the Fund level and the Private Fund level – in addition to indirectly bearing any performance fees charged by the Private Fund. Given the limited liquidity of the Private Funds, the Fund may not be able to alter its portfolio allocation in sufficient time to respond to any such changes, resulting in substantial losses from risks of Private Funds.

Currency Risk. Investing directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, involves the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time or currencies may become illiquid for a number of reasons, including changes in interest rates, general economics of a country, actions (or inaction) of the U.S. Government or banks, foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the U.S. or abroad.

NOTE 6. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to or from the Fund and a counterparty or segregated at the custodian and the collateral is managed pursuant to the terms of the agreement. U.S. Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by the Fund that are used as collateral are identified as such within the Schedule of Investments.

Master Netting Agreements (“Master Agreements”). The Fund is subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Because different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially resulting in the need for multiple agreements with a single counterparty. The Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each Master Agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to

Jackson Credit Opportunities Fund

Notes to Financial Statements

March 31, 2024

the relevant Master Agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund's Sub-Adviser attempts to limit counterparty risk by only entering into Master Agreements with counterparties that the Sub-Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Customer Account Agreements. Customer Account Agreements and related addendums govern exchange traded or centrally cleared derivative transactions such as futures, options on futures and centrally cleared derivatives. If the Fund transacts in exchange traded or centrally cleared derivatives, the Sub-Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the exchange traded and centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO. Exchange traded and centrally cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. The Fund receives from, or pays to, the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. For certain exchanges or DCOs, variation margin may include more than one day’s fluctuation in the value of the contracts. Variation margin on the Statement of Assets and Liabilities may include variation margin on closed unsettled derivative transactions. Variation margin received may not be netted between exchange traded and centrally cleared derivatives. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”). ISDA Master Agreements govern OTC financial derivative transactions entered into by the Fund’s Sub-Adviser and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral. Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early termination could be material to the financial statements. In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

NOTE 7. DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to the Fund is reduced because futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities, but it does establish a fixed rate of currency exchange that can be achieved in the future. The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts. Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Fund. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, the Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the currency changes unfavorably to the value of the offsetting currency.

Derivatives and Hedging and Financial Instruments Eligible for Offset. FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, commodity, equity price, interest rate and foreign currency exchange rate risk. The following disclosures include: (1) Objectives and strategies for the Fund’s derivative investments during the period; (2) A summary table (in thousands) of the fair valuations of the Fund’s derivative instruments categorized by risk exposure, which references the location on the Statement of Assets and Liabilities and the realized and unrealized gain or loss on the Statement of Operations for each derivative instrument as of March 31, 2024; (3) A summary table (in thousands) of derivative instruments and certain investments of the Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statement of Assets and Liabilities as of March 31, 2024; and (4) A table reflecting the Fund’s average monthly derivative volume (in thousands) for the period ended March 31, 2024.

Jackson Credit Opportunities Fund

Notes to Financial Statements

March 31, 2024

Jackson Credit Opportunities Fund Derivative Strategies - The Fund entered into futures contracts as a means of risk management/hedging and as an efficient means of obtaining exposure to certain markets as part of its investments strategy. The Fund entered into foreign currency contracts as a means of risk management/hedging.

Jackson Credit Opportunities Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2024
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	1,251	—	1,251
Total derivative instruments assets	—	—	—	1,251	—	1,251
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	237	—	237
Variation margin on futures/futures options contracts	—	—	—	—	59	59
Total derivative instruments liabilities	—	—	—	237	59	296
The effect of derivative instruments on the Statement of Operations for the period ended March 31, 2024
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	(669)	—	(669)
Futures/futures options contracts	—	—	—	—	(285)	(285)
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	1,014	—	1,014
Futures/futures options contracts	—	—	—	—	(63)	(63)

Jackson Credit Opportunities Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statement of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
GSC	57	(44)	—	13	—	—
SCB	24	(24)	—	—	—	—
SSB	1,170	—	—	1,170	—	—
Derivatives eligible for offset	1,251	(68)	—	1,183
Derivatives not eligible for offset	—				—	—
	1,251
Derivative Liabilities by Counterparty*
GSC	44	(44)	—	—	—	—
SCB	193	(24)	—	169	—	—
Derivatives eligible for offset	237	(68)	—	169
Derivatives not eligible for offset	59				520	—
	296

Jackson Credit Opportunities Fund – Average Derivative Volume6

	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)
Average monthly volume	31,134	96,031

1 Amounts eligible for offset are presented on a gross basis in the Statement of Assets and Liabilities.

2 Financial instruments eligible for offset, but not offset in the Statement of Assets and Liabilities.

3 Cash and security collateral not offset in the Statement of Assets and Liabilities. For derivative assets and liabilities, amounts do not reflect over-collateralization.

4 For assets, net amount represents the amount payable by the counterparty to the Fund in the event of default. For liabilities, net amount represents the amount payable by the Fund to the counterparty in the event of default.

5 Cash and security collateral pledged or segregated for derivative investments. For assets, amount reflects collateral received from or segregated by the counterparty. For liabilities, amount reflects collateral pledged or segregated by the Fund. Collateral for derivatives not eligible for offset includes amounts pledged for margin purposes.

6 The derivative instruments outstanding as of March 31, 2024, as disclosed in the Schedule of Investments and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period ended March 31, 2024, as disclosed in the Statement of Operations, also serve as indicators of the derivative volume for the Fund.

* Counterparties are defined on page 14 in the Schedule of Investments.

NOTE 8. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory Fees. The Fund has entered into an Investment Advisory and Management Agreement (“Investment Management Agreement”) with JNAM. Subject to the oversight of the Fund’s Board of Trustees, JNAM provides investment management services. Pursuant to the Investment Management Agreement, JNAM will receive an annual fee, accrued daily and payable monthly, at an annual rate of 1.60% on net assets between $0 - $1 billion and 1.55% on net assets over $1 billion.

Jackson Credit Opportunities Fund

Notes to Financial Statements

March 31, 2024

Administrative Fee. JNAM also serves as the Administrator to the Fund. JNAM provides or procures most of the necessary administrative functions and services for the operations of the Fund. The Fund pays JNAM an annual fee, accrued daily and paid monthly, at an annual rate of 0.25% on net assets between $0 - $3 billion and 0.22% on net assets over $3 billion. In accordance with the administration agreement, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and other services necessary for the operation of the Fund. The Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees (“Independent Trustees”) and independent legal counsel to the Independent Trustees, a portion of the costs associated with the Chief Compliance Officer, and other services necessary for the operation of the Fund, except those specifically allocated to the Administrator under the administration agreement.

Distribution Agreement. Jackson National Life Distributors LLC (the “Distributor”), an affiliate of the Adviser, serves as distributor of the Fund’s shares on a best-efforts basis pursuant to a distribution agreement (the “Distribution Agreement”) between the Fund and the Distributor.

Deferred Compensation Plan. The Fund adopted a Deferred Compensation Plan whereby an Independent Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Independent Trustee. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in Payable for Board of trustees fees in the Statement of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in Board of trustees fees set forth in the Statement of Operations.

NOTE 9. REPURCHASE OFFERS

The Fund is a closed-end interval fund and, in order to provide liquidity to Shareholders, the Fund, subject to applicable law, will conduct quarterly repurchase offers of the Fund’s outstanding Shares at the applicable NAV per Share, subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25% of the Fund’s outstanding Shares at the applicable NAV per Share, pursuant to Rule 23c-3 under the 1940 Act. The Fund currently expects to conduct quarterly repurchase offers for no less than 5% of its outstanding Shares under ordinary circumstances. The Fund believes that these repurchase offers are generally beneficial to Shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. The Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Fund’s investments. The Fund believes that payments received in connection with the Fund’s investments will generate sufficient cash to meet the maximum potential amount of the Fund’s repurchase obligations. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase obligations, the Fund intends, if necessary, to sell investments. If, as expected, the Fund employs investment leverage, repurchases of Shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares by increasing the Fund’s expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, the Board may determine to increase the amount repurchased by up to 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline. In the event that the Board determines not to repurchase more than the repurchase offer amount, or if Shareholders tender more than the repurchase offer amount plus 2% of the Fund’s outstanding Shares as of the date of the Repurchase Request Deadline, the Fund will repurchase the Shares tendered on a pro rata basis, and Shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund during a particular repurchase offer. Some Shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A Shareholder may be subject to market and other risks, and the NAV per Share of Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV per Share for tendered Shares is determined. In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders.

During the period ended March 31, 2024, the Fund did not engage in any repurchase offers.

NOTE 10. INCOME TAX MATTERS

The Fund is treated as a separate tax payer for federal income tax purposes. The Fund intends to qualify as a RIC and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs. Therefore, no federal income tax provision is required.

The following information is presented on an income tax basis (in thousands). Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: foreign currency reclassifications, premium amortization and paydown reclassifications, and adjustments related to complex securities. These reclassifications have no impact on net assets.

As of March 31, 2024, the cost of investments and the components of net unrealized appreciation (depreciation) (in thousands) for federal income tax purposes were as follows:

Jackson Credit Opportunities Fund

Notes to Financial Statements

March 31, 2024

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
Jackson Credit Opportunities Fund	316,642	6,252	(320)	5,932

As of March 31, 2024, the components of net unrealized appreciation (depreciation) (in thousands) for derivatives held were as follows:

	Tax Cost/Premiums/Adjustment($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
Jackson Credit Opportunities Fund
Futures/Futures Options Contracts	(63)	—	—	—
Forward Foreign Currency Contracts	1,014	—	—	—

As of March 31, 2024, the components of distributable taxable earnings (in thousands) for U.S. federal income tax purposes were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
Jackson Credit Opportunities Fund	9,417	—	(502)	—

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for certain tax basis adjustments.

The Fund files U.S. federal and various state and local tax returns. The Fund’s federal tax returns are generally subject to examination for a period of three fiscal years after the date they are filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management completed an evaluation of the Fund's tax positions taken for all open tax years and based on that evaluation, determined that no provision for federal income tax was required in the Fund's financial statements during the period ended March 31, 2024.

NOTE 11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Fund through the date the financial statements are issued and has concluded there were no events that require adjustments to the financial statements or disclosure in the notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Jackson Credit Opportunities Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Jackson Credit Opportunities Fund (the Fund), including the schedule of investments, as of March 31, 2024, the related statements of operations and changes in net assets for the period from December 1, 2023 (commencement of operations) to March 31, 2024, and the related notes (collectively, the financial statements) and the financial highlights for the period from December 1, 2023 to March 31, 2024. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations and changes in its net assets for the period from December 1, 2023 to March 31, 2024, and the financial highlights for the period from December 1, 2023 to March 31, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more JNL investment companies since 2001.

Chicago, Illinois
May 16, 2024

Jackson Credit Opportunities Fund

Additional Disclosures (Unaudited)

March 31, 2024

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, shareholder services and other operating expenses. Operating expenses such as these are deducted from the Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading titled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare the Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 12/01/23($)	Ending Account Value 03/31/24($)	Expenses Paid During Period($)†	Beginning Account Value 10/01/23($)	Ending Account Value 03/31/24($)	Expenses Paid During Period($)††
Jackson Credit Opportunities Fund
Class I*	1.86	1,000.00	1,051.60	6.36	1,000.00	1,015.70	9.37

† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 122/366 (to reflect the period since the Class’ inception).

* Class has less than 6-month’s operating history and the amounts of reported in Expenses Using Actual Fund Return are not comparable to Expenses Using Hypothetical 5% Return.

††Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 183/366.

Other Federal Income Tax Information. The information reported below is for the period ended March 31, 2024. Qualified dividend information will be provided on each shareholder’s 2023 Form 1099-DIV.

For the period ended March 31, 2024, the Fund hereby designates the following percentages, or the maximum amount allowable under the Internal Revenue Code ("Code"), as qualified dividends:

Jackson Credit Opportunities Fund	0.00%

For the period ended March 31, 2024, the Fund hereby designates the following percentages, or the maximum amount allowable under the Code, as distributions eligible for the dividends received deduction for corporations:

Jackson Credit Opportunities Fund	0.00%

Quarterly Portfolio Holdings. The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund's Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available upon request by calling the Fund's toll-free at 1-877-545-0041.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Fund’s Adviser (and Sub-Adviser) used to vote proxies relating to portfolio securities and additional information on how the Fund voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2024, will be available without charge after competion of the 12-month period (1) by calling 1-877-545-0041; (2) on Jackson National Life Insurance Company's or Jackson National Life Insurance Company of New York's website at www.jackson.com; and (3) by visiting the SEC’s website at www.sec.gov.

Trustees and Officers of Jackson Credit Opportunities Fund (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee
Mark D. Nerud (57) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (6/2023 to present) President and Chief Executive Officer (6/2023 to present)	135

Principal Occupation(s) During Past 5 Years:

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of other investment companies advised by JNAM (12/2023 to present, 12/2006 to present, 12/2006 to 12/2020, and 8/2014 to 12/2020); Principal Executive Officer of an investment company advised by PPM America, Inc. (11/2017 to present)

Other Directorships Held by Trustee During Past 5 Years: Interested Trustee/Manager of other investment companies advised by JNAM (4/2015 to 12/2020, and 1/2007 to 12/2020)
Independent Trustees
Eric O. Anyah (56) 1 Corporate Way Lansing, MI 48951	Trustee [2] (8/2023 to present)	135
Principal Occupation(s) During Past 5 Years: Chief Financial Officer, The Museum of Fine Arts, Houston (10/2013 to present)
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 12/2013 to 12/2020)
Michael J. Bouchard (68) 1 Corporate Way Lansing, MI 48951	Trustee [2] (8/2023 to present)	135
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/1999 to present)
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 4/2000 to 12/2020)
Ellen Carnahan (68) 1 Corporate Way Lansing, MI 48951	Trustee [2] (8/2023 to present)	135
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (venture capital firm) (7/2007 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director and Audit Committee Member (11/2016 to present) and Compensation Committee Chair (3/2018 to present), Paylocity Holding Corporation; Director, Audit Committee Member, and Governance Committee Member (5/2015 to present) and Audit Committee Chair (3/2019 to present), ENOVA International Inc.; Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 12/2013 to 12/2020)

John W. Gillespie (70) 1 Corporate Way Lansing, MI 48951	Trustee [2] (8/2023 to present)	135
Principal Occupation(s) During Past 5 Years: Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2/2013 to present); Investor, Business Writer, and Advisor (10/2006 to present)
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 12/2013 to 12/2020)
William R. Rybak (73) 1 Corporate Way Lansing, MI 48951	Trustee [2] (8/2023 to present)	135
Principal Occupation(s) During Past 5 Years: Private investor (5/2000 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (2/2010 to present) and Board Chair (2/2016 to present), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to present) and Chair Emeritus (5/2009 to present), Lewis University; Director (2002 to present), Governance Committee Chair (2004 to 7/2019), and Audit Committee Chair (7/2019 to present), each of the Calamos Mutual Funds and Closed-End Funds; Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 1/2007 to 12/2020)

Mark S. Wehrle (67) 1 Corporate Way Lansing, MI 48951	Trustee [2] (8/2023 to present)	135

Trustees and Officers of Jackson Credit Opportunities Fund (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Principal Occupation(s) During Past 5 Years: Real Estate Broker, Broker’s Guild (4/2011 to 12/2019); Retired Certified Public Accountant (1/2011 to present)

Other Directorships Held by Trustee During Past 5 Years:

Trustee, Delta Dental of Colorado (1/2012 to 12/2020); Trustee/Manager of other investment companies advised by JNAM and/or an affiliate of JNAM (1/2018 to 12/2020 and 7/2013 to 12/2020)

Edward C. Wood (68) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (8/2023 to present) Trustee [2] (8/2023 to present)	135
Principal Occupation(s) During Past 5 Years: None
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020 and 12/2013 to 12/2020)
Patricia A. Woodworth (69) 1 Corporate Way Lansing, MI 48951	Trustee [2] (8/2023 to present)	135
Principal Occupation(s) During Past 5 Years: Chief Financial Officer, National Trust for Historic Preservation (3/2019 to 8/2020 and 11/2023 to present)
Other Directorships Held by Trustee During Past 5 Years: Trustee/Manager of other investment companies advised by JNAM (1/2018 to 12/2020, 1/2007 to 12/2020)
1 Mr. Nerud is an “interested person” of the Trust due to his position with JNAM, the Adviser.
[2] The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.

[3]  The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (40) 1 Corporate Way Lansing, MI 48951	Vice President (6/2023 to present) Assistant Secretary (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2022 to present); Deputy General Counsel of JNAM (8/2021 to present); Assistant Vice President of JNAM (2/2018 to 8/2022); Associate General Counsel of JNAM (3/2016 to 8/2021); Vice President of other investment companies advised by JNAM (11/2023 to present and 11/2022 to present); Assistant Secretary of other investment companies advised by JNAM (11/2023 to present, 3/2016 to present, 3/2016 to 12/2020, and 5/2012 to 12/2020); Assistant Secretary (1/2021 to 5/2022), Vice President (11/2017 to present), and Secretary (11/2017 to 2/2021 and 5/2022 to present) of an investment company advised by PPM America, Inc.

Garett J. Childs (44) 1 Corporate Way Lansing, MI 48951	Vice President (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Chief Financial Officer of JNAM (8/2021 to present); Vice President, Finance and Risk of JNAM (2/2019 to present); Controller of JNAM (11/2007 to 8/2021); Vice President of other investment companies advised by JNAM (11/2023 to present, 2/2019 to present, and 2/2019 to 12/2020); Chief Risk Officer of JNAM (7/2016 to 2/2019); Assistant Vice President, Corporate Finance of JNAM (12/2013 to 2/2019)

Kelly L. Crosser (51) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Director, Legal of JNAM (12/2021 to present); Manager, Legal Regulatory Filings and Print of JNAM (1/2018 to 12/2021); Assistant Secretary of other investment companies advised by JNAM (11/2023 to present, 9/2007 to present, 9/2007 to 12/2020, and 10/2011 to 12/2020)

Trustees and Officers of Jackson Credit Opportunities Fund (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Richard J. Gorman (58) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (6/2023 to present) Anti-Money Laundering Officer (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Compliance Officer of JNAM (8/2018 to present); Chief Compliance Officer and Anti-Money Laundering Officer of other investment companies advised by JNAM (11/2023 to present, 8/2018 to present, and 8/2018 to 12/2020)

William P. Harding (49) 1 Corporate Way Lansing, MI 48951	Vice President (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of other investment companies advised by JNAM (11/2023 to present, 11/2012 to present, 11/2012 to 12/2020, and 5/2014 to 12/2020)

Daniel W. Koors (53) 1 Corporate Way Lansing, MI 48951	Vice President (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (1/2009 to present); Chief Operating Officer of JNAM (4/2011 to present); Vice President of other investment companies advised by JNAM (11/2023 to present, 12/2006 to present, 12/2006 to 12/2020, and 1/2018 to 12/2020); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (9/2016 to 6/2020, 9/2016 to 12/2020, and 10/2011 to 12/2020); Principal Financial Officer (11/2017 to 1/2021), Treasurer (11/2017 to 1/2021), and Vice President (11/2017 to present) of an investment company advised by PPM America, Inc.

Kristen K. Leeman (48) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Senior Project Manager of JNAM (10/2023 to present); Senior Regulatory Analyst of JNAM (5/2021 to 10/2023); Regulatory Analyst of JNAM (1/2018 to 5/2021); Assistant Secretary of other investment companies advised by JNAM (11/2023 to present, 6/2012 to present, 6/2012 to 12/2020, and 1/2018 to 12/2020)

Adam C. Lueck (41) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Associate General Counsel of JNAM (12/2021 to present); Senior Attorney of JNAM (2/2018 to 12/2021); Assistant Secretary of other investment companies advised by JNAM (11/2023 to present, 3/2018 to present, 3/2018 to 12/2020, and 12/2015 to 12/2020)

Mia K. Nelson (41) 1 Corporate Way Lansing, MI 48951	Vice President (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Vice President, Tax of JNAM (8/2022 to present); Assistant Vice President, Tax of JNAM (3/2017 to 8/2022); Vice President of other investment companies advised by JNAM (11/2023 to present and 11/2022 to present); Assistant Vice President of other investment companies advised by JNAM (8/2017 to 11/2022, 8/2017 to 12/2020, and 9/2017 to 12/2020)

Joseph B. O’Boyle (61) 1 Corporate Way Lansing, MI 48951	Vice President (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2015 to present); Vice President of other investment companies advised by JNAM (11/2023 to present, 1/2018 to present, and 1/2018 to 12/2020); Chief Compliance Officer and Anti-Money Laundering Officer of an investment company advised by PPM America, Inc. (2/2018 to present)

Trustees and Officers of Jackson Credit Opportunities Fund (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Susan S. Rhee (52) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer, and Secretary (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (11/2023 to present, 2/2004 to present, 2/2004 to 12/2020, and 10/2011 to 12/2020); Vice President and Assistant Secretary of an investment company advised by PPM America, Inc. (11/2017 to 7/2022)

Andrew Tedeschi (59) 1 Corporate Way Lansing, MI 48951	Treasurer & Chief Financial Officer (6/2023 to present)

Principal Occupation(s) During Past 5 Years:

Vice President, JNAM (1/2019 to present); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (11/2023 to present and 6/2020 to present); Principal Financial Officer, Treasurer, and Vice President of an investment company advised by PPM America, Inc. (1/2021 to present)

Jackson Credit Opportunities Fund

(the “Trust”)

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”) oversees the management of the Trust and, as required by law, determines whether to approve the Trust’s advisory agreements (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM” or the “Adviser”) and the Trust’s Sub-Adviser(s) (“Sub-Advisory Agreement” or “Sub-Advisory Agreements,” as applicable, and, collectively with the Advisory Agreement, the “Agreements”).

At a meeting on August 29 - 31, 2023, the Board, including all of the independent trustees, who are not interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the proposed Advisory Agreement with JNAM and the proposed Sub-Advisory Agreement between JNAM and Neuberger Berman Investment Advisers LLC (“Neuberger Berman” or the “Sub-Adviser”).

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Agreements.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration of the Agreements.  At the conclusion of the Board’s discussions, the Board approved the Agreements.

In reviewing the Agreements and considering the information, the Board was advised by independent legal counsel.  The Board considered the factors it deemed relevant and the information provided by the Adviser and Sub-Adviser, including: (1) the nature, quality and extent of the services to be provided; (2) the investment performance of the Trust; (3) cost of services of the Trust; (4) profitability data; (5) whether economies of scale may be realized and shared, in some measure, with investors as the Trust grows; and (6) other benefits that may accrue to the Adviser or Sub-Adviser through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreements. Some of the factors that figured particularly in the Board's deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the Sub-Adviser and to consider the terms of the Agreements. The Board, including the Independent Trustees, considered the data provided by the Adviser and concluded that sufficient information had been provided to allow them to evaluate the terms of the Agreements and the Trust’s proposed investment advisory fee. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the Agreements are in the best interests of the potential shareholders of the Trust.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided and to be provided by JNAM and Neuberger Berman.

The Board considered the services to be provided by JNAM, including, but not limited to, the oversight of the Sub-Adviser, as well as the provision of recordkeeping and compliance services to the Trust.  The Board also took into account that JNAM would monitor the performance of the various organizations that would provide services to the Trust, including the Trust’s distributor, transfer agent, and custodian.  With respect to JNAM’s oversight of the Sub-Adviser, the Board noted that JNAM would be responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on a regular basis as to the performance and operations of the Trust’s Sub-Adviser.

The Board also considered the investment sub-advisory services to be provided by Neuberger Berman.  The Board noted JNAM’s evaluation of the Sub-Adviser, as well as JNAM’s recommendations, based on its review of the Sub-Adviser, in connection with its approval of the Sub-Advisory Agreement. The Board also considered the various business-related risks JNAM faces as a result of managing the Trust, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that would be responsible for oversight of the Trust and the Sub-Adviser, and also reviewed the qualifications, backgrounds and responsibilities of the Sub-Adviser’s portfolio managers who would be responsible for the day-to-day management of the Trust. The Board reviewed information pertaining to the Sub-Adviser’s organizational structure, senior management, financial condition, investment operations, and other relevant information pertaining to the Sub-Adviser. The Board considered compliance reports about JNAM and the Sub-Adviser from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Trust is likely to benefit from the nature, extent and quality of the services provided and to be provided, as applicable, by JNAM under the Advisory Agreement and the Sub-Adviser under the Sub-Advisory Agreement.

Investment Performance of the Trust

The Board took into account that the Trust had not commenced operations and there was no portfolio performance data to review. The Board reviewed the performance of the proposed Sub-Adviser’s investment mandate in the public credit market as compared to its benchmark index and peer group.

Costs of Services

  The Board reviewed the fees to be paid to the Adviser and Sub-Adviser.  The Board noted that the Trust’s sub-advisory fees would be paid by JNAM (not the Trust), therefore, would be neither a direct shareholder expense nor a direct influence on the Trust’s total expense ratio.

Further detail considered by the Board regarding the advisory and sub-advisory fees of the Trust is set forth below:

The Board considered that the Trust’s sub-advisory fee and total expense ratio are lower than their respective peer group averages, though the Trust’s advisory fee is higher. The Board further considered the Adviser’s statement that it believes the Trust’s proposed expenses are reasonable compared to similarly managed interval funds in the marketplace. The Board concluded that the fees are in the best interests of the Trust and its potential shareholders in light of the services to be provided.

Profitability

The Board considered information concerning the costs to be incurred and profits expected to be realized by JNAM and the Sub-Adviser. The Board determined that profits expected to be realized by JNAM and the Sub-Adviser were not unreasonable.

Economies of Scale

The Board considered whether the Trust’s proposed fees reflect the potential for economies of scale for the benefit of Trust shareholders.  Based on information provided by JNAM and Neuberger Berman, the Board noted that the proposed advisory fee arrangements for the Trust contains breakpoints that decrease the fee rate as assets increase. The Board also noted that Neuberger Berman has agreed to breakpoints in the proposed sub-advisory fee rate. The Board also noted that the sub-advisory fee for the Trust will be paid by JNAM (not the Trust).

The Board concluded that the Trust’s fee schedules in some measure share economies of scale with potential shareholders.

Other Benefits to the Adviser and Sub-Adviser

In evaluating the benefits that may accrue to JNAM through its relationship with the Trust, the Board noted that JNAM and certain of its affiliates would serve the Trust in various capacities, including as adviser, administrator, and distributor, and receive compensation from the Trust in connection with providing services to the Trust.  The Board noted that each service to be provided to the Trust by JNAM or one of its affiliates would be pursuant to a written agreement, which the Board would evaluate periodically as required by law.  Lastly, the Board noted that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Adviser through its relationships with the Trust, the Board noted that Neuberger Berman may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Trust’s assets and may also develop additional investment advisory business with JNAM, the Trust or other clients of the Sub-Adviser as a result of its relationship with the Trust.

Jackson Credit Opportunities Fund

225 W. Wacker Drive
Suite 1000
Chicago, IL 60606

JND107175 05/24

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant has named Mark Wehrle as an Audit Committee financial expert serving on its Audit Committee. Mark Wehrle is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal year ended March 31, 2024. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2024	$95,000	$0	$0	$0

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2024	$0	$0	$0

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors' independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended March 31, 2024, was $0

(h) For the fiscal year ended March 31, 2024, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures. The Board will periodically review the Fund’s proxy voting record.

Proxy Voting Policies and Procedures

I. Introduction and General Principles

A. Certain subsidiaries of Neuberger Berman Group LLC ("NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients and exercise such responsibility according to these policies and procedures.

B. NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

C. NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940, fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations, the UK Stewardship Code, the Japan Stewardship Code and other applicable laws and regulations.

D. In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.

E. In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's proxy votes for other client accounts.

F. NB will seek to vote all shares under its authority so long as that action is not in conflict with client instructions. There may be circumstances under which NB may abstain from voting a client proxy, such as when NB believes voting would not be in clients' best interests (e.g., not voting in countries with share blocking or meetings in which voting would entail additional costs). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the clients and, in the case of an ERISA client and other accounts and clients subject to similar local laws, a plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

II. Responsibility and Oversight

A. NB has designated a Governance & Proxy Committee (“Proxy Committee”) with the responsibility for:

(i) developing, authorizing, implementing and updating NB’s policies and procedures;

(ii) administering and overseeing the governance and proxy voting processes; and

(iii) engaging and overseeing any third-party vendors as voting delegates to review, monitor and/or vote proxies. NB, at the recommendation of the Proxy Committee, has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as its voting delegate.

B. The Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.

C. The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer (Equities), the Director of Global Equity Research, the Head of ESG Investing, and certain portfolio managers. A senior member of the Legal and Compliance Department will advise the Proxy Committee and may vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie. The Director of Investment Stewardship serves in an advisory role to the Proxy Committee but may also vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie.

D. In the event that one or more members of the Proxy Committee are not independent with respect to a particularmatter, the remaining members of the Proxy Committee shall constitute an ad hoc independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III. Proxy Voting Guidelines

A. The Proxy Committee developed the Governance and Proxy Voting Guidelines (“Voting Guidelines”) based on our Governance and Engagement Principles. These Guidelines are updated as appropriate and generally at least on an annual basis. With input from certain of our investment professionals, the modifications are intended to reflect emerging corporate governance issues and themes. The Proxy Committee recognizes that in certain circumstances it may be in the interests of our clients to deviate from our Voting Guidelines.

B. Our views regarding corporate governance and engagement, and the related stewardship actions, are informed by our ESG Investing group, in consultation with professionals in the Legal & Compliance and Global Equity Research groups, among others. These insightful, experienced and dedicated groups enable us to think strategically about engagement and stewardship priorities.

C. We believe NB’s Voting Guidelines generally represent the voting positions most likely to support our clients’ best economic interests across a range of sectors and contexts. These guidelines are not intended to constrain our consideration of the specific issues facing a particular company on a particular vote, and so there will be times when we deviate from the Voting Guidelines.

D. In the event that a portfolio manager or other investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies other than as provided in NB’s Voting Guidelines, the portfolio manager or other investment professional will submit in writing to the Proxy Committee the basis for his or her recommendation. The Proxy Committee will review this recommendation in the context of the specific circumstances of the proxy vote being considered and with the intention of voting in the best interest of our clients.

IV. Proxy Voting Procedures

A. NB will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with NB’s proxy votes for other client accounts. Such specific requests should be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.

B. NB has engaged Glass Lewis as its advisor and voting agent to:

(i) provide research on proxy matters;

(ii) in a timely manner, notify NB of and provide additional solicitation materials made available reasonably in advance of a vote deadline;

(iii) vote proxies in accordance with NB’s Voting Guidelines or as otherwise instructed and submit such proxies in a timely manner;

(iv) handle other administrative functions of proxy voting;

(v) maintain records of proxy statements and additional solicitation materials received in connection with proxy votes and provide copies of such proxy statements promptly upon request; and

(vi) maintain records of votes cast.

C. Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.

D. NB retains final authority and fiduciary responsibility for proxy voting.

V. Conflicts of Interest

A. Glass Lewis will vote proxies in accordance with the Voting Guidelines described in Section III or, in instances where a material conflict has been determined to exist, as Glass Lewis recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise in conjunction with proxy voting decisions. Potential conflicts considered by the Proxy Committee when it is determining whether to deviate from NB’s Voting Guidelines include, among others: a material client relationship with the corporate issuer being considered; personal or business relationships between the portfolio managers and an executive officer; director, or director nominee of the issuer; joint business ventures; or a direct transactional relationship between the issuer and senior executives of NB.

B. In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the Voting Guidelines described in Section III, such NB Investment Professional will contact a member of the Legal & Compliance Department advising the Proxy Committee and complete and sign a questionnaire in the form adopted from time to time. Such questionnaires will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship, or other matters that may raise a potential material conflict of interest with respect to the voting of the proxy. The Proxy Committee will meet with the NB Investment Professional to review the completed questionnaire and consider such other matters as it deems appropriate to determine that there is no material conflict of interest with respect to the voting of the proxy in the requested manner. The Proxy Committee shall document its consideration of such other matters. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to the client or clients. In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional would not be appropriate, the Proxy Committee will:

(i) take no further action, in which case the Committee shall vote such proxy in accordance with the Voting Guidelines;

(ii) disclose such conflict to the client or clients and obtain written direction from the client with respect to voting the proxy;

(iii) suggest that the client or clients engage another party to determine how to vote the proxy; or

(iv) engage another independent third party to determine how to vote the proxy. A record of the Proxy Committee’s determinations shall be prepared and maintained in accordance with applicable policies.

C. In the event that the Voting Guidelines described in Section III do not address how a proxy should be voted the Proxy Committee will make a determination as to how the proxy should be voted. The Proxy Committee will consider such matters as it deems appropriate to determine how such proxy should be voted, including whether there is a material conflict of interest with respect to the voting of the proxy in accordance with its decision. The Proxy Committee shall document its consideration of such matters, and an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.

D. Material conflicts cannot be resolved by simply abstaining from voting.

VI. Recordkeeping

NB will maintain records relating to the implementation of the Voting Guidelines and these procedures, including:

(i) a copy of the Voting Guidelines and these procedures, which shall be made available to clients upon request;

(ii) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or Glass Lewis);

(iii) a record of each vote cast (which Glass Lewis maintains on NB’s behalf);

(iv) a copy of each questionnaire completed by any NB Investment Professional under Section V above; and

(v) any other document created by NB that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in an easily accessible place, which may include electronic means, for a period of five years, the first two by the Legal & Compliance Department. Material conflicts cannot be resolved by simply abstaining from voting.

VII. Engagement and Monitoring

Consistent with the firm’s active management strategies, NB portfolio managers and members of the Global Equity Research team continuously monitor material investment factors at portfolio companies. NB professionals remain informed of trends and best practices related to the effective fiduciary administration of proxy voting. NB will make revisions to its Voting Guidelines and related procedures document when it determines it is appropriate or when we observe the opportunity to materially improve outcomes for our clients. Additionally, we will regularly undertake a review of selected voting and engagement cases to better learn how to improve the monitoring of our portfolio companies and the effectiveness of our stewardship activities.

VIII. Securities Lending

Some NB products or client accounts where NB has authority and responsibility to vote the proxies may participate in a securities lending program administered by NB. Where a security is currently on loan ahead of a shareholder meeting, NB will generally attempt to terminate the loan in time to vote those shares. Where a security that is potentially subject to being loaned is eligible to be voted in a stockholder meeting a portfolio manager may restrict the security from lending. NB maintains the list of securities restricted from lending and receives daily updates on upcoming proxy events from the custodian.

IX. Disclosure

Neuberger Berman will publicly disclose all voting records of its co-mingled funds (Undertakings for Collective Investment in Transferable Securities [UCITS] and mutual funds), which can be found at [https://www.nb.com/en/us/esg/nb-votes -- Neuberger Berman cannot publicly disclose vote level records for separate accounts without express permission of the client. Neuberger Berman will publicly disclose aggregate reporting on at least an annual basis for all votes cast across co- mingled and separate accounts. Neuberger Berman welcomes the opportunity to discuss the rationale for a given vote with investee companies as part of our ongoing engagement activities. Neuberger Berman may also choose to provide broad explanations for certain voting positions on important or topical issues in advance of the vote. Additionally, our proxy voting guidelines can be found on our website: https://www.nb.com/en/us/esg/nb-votes.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

Ashok Bhatia, CFA is a Managing Director and joined Neuberger Berman in 2017. Ashok is the Co-Chief Investment Officer for Fixed Income, Co-Head of Multi-Sector Fixed Income, and a member of Neuberger Berman’s Partnership and Asset Allocation Committees and Fixed Income’s Investment Strategy Committee. Previously, Mr. Bhatia has held senior investment and leadership positions in several asset management firms and hedge funds, including Wells Fargo Asset Management, Balyasny Asset Management and Stark Investments. Mr. Bhatia has had investment responsibilities across global fixed income and currency markets. Ashok began his career in 1993 as an investment analyst at Morgan Stanley. Mr. Bhatia received a BA with high honors in Economics from the University of Michigan, Ann Arbor, and an MBA with high honors from the University of Chicago. He has been awarded the Chartered Financial Analyst designation.

David Brown, CFA is a Managing Director and rejoined Neuberger Berman in 2003. Mr. Brown is Global Co-Head of Investment Grade, Co-Head of Multi-Sector Fixed Income, and a member of the Fixed Income Investment Strategy Committee, and acts as Senior Portfolio Manager on both Global Investment Grade and Multi-Sector Fixed Income strategies. He is a member of the Fixed Income Investment Strategy Committee and the Fixed Income Multi-Sector Group. Mr. Brown also leads the Investment Grade Credit team in determining credit exposures across both Global Investment Grade and Multi-Sector Fixed Income strategies. He initially joined the firm in 1991 after graduating from the University of Notre Dame with a BA in Government and subsequently received his MBA in Finance from Northwestern University. Prior to his return, he was a senior credit analyst at Zurich Scudder Investments and later a credit analyst and portfolio manager at Deerfield Capital. Mr. Brown has been awarded the Chartered Financial Analyst designation.

Adam Grotzinger, CFA is a Managing Director and joined the Neuberger Berman in 2015. Mr. Grotzinger is a Senior Fixed Income Portfolio Manager based in Chicago. Prior to joining Neuberger Berman, he worked in the Fixed Income teams at Franklin Templeton in Singapore, London and California. Mr. Grotzinger graduated cum laude from the University of Vermont with a BS in International Business and a minor in Political Science. He is a Chartered Financial Analyst (CFA) Charterholder and member of the Chicago CFA society.

David Kupperman, PhD is a Managing Director and is Co-head of the NB Alternative Investment Management team and a member of its Investment Committee. He is also on the Investment Committee of the Specialty Finance Group which he co-founded, as well as Chairman of the NB Insurance-Linked Strategies Underwriting Committee and a Director of NB Reinsurance Ltd. Dr. Kupperman also sits on the firm’s Asset Allocation Committee and the Investment Risk Committee. Prior to joining Neuberger Berman in 2011, he was a partner and member of the investment committee at Alternative Investment Management, LLC. Before that, he was a managing director and member of the executive committee at Paloma Partners Management Company, a multi-strategy hedge fund focused on relative value trading strategies. Previously, Dr. Kupperman was a principal at The Carlyle Group, one of the world’s largest alternative investment managers. Prior to joining Carlyle, he was a vice president in both the private equity and portfolio strategy groups at Goldman, Sachs & Co. David is on The Johns Hopkins Physics & Astronomy Advisory Council and the Krieger School Advisory Board. Dr. Kupperman holds an MA and a PhD in physics from Johns Hopkins University and a BA and an ME from Cornell University.

Joe Lynch is a Managing Director and joined Neuberger Berman in 2002. He is the Global Head of Non-Investment Grade Credit and a Senior Portfolio Manager for Non- Investment Grade Credit focusing on loan portfolios. In addition, he sits on the Credit Committee for Non-Investment Grade Credit and serves on Neuberger Berman’s Partnership Committee. Mr. Lynch was a founding partner of LightPoint Capital Management LLC, which was acquired by Neuberger Berman in 2007. Prior to joining LightPoint, he was employed at ABN AMRO, where he was responsible for structuring highly leveraged transactions. Mr. Lynch earned a BS from the University of Illinois and an MBA from DePaul University.

Louay Mikdashi is a Managing Director and joined Neuberger Berman in June 2022 as a Head of Multi-Sector Private Credit. He leads the portfolio management/construction effort as well as the business and strategic activities for multi-sector private credit opportunities. In his role, Mr. Mikdashi works in close partnership with senior leaders across the Global Fixed Income and Alternatives divisions. Prior to joining the firm, Mr. Mikdashi was the head of an opportunistic alternative division at BlackRock in EMEA, where he helped build and expand an investment franchise that invests globally across alternative asset classes and across the capital structure. Prior to that, he was the Global CIO of the Alternative division of Santander Asset Management and co-ran the Global Investment Committee of the firm as Chief Investment Strategist. Mr. Mikdashi is an alumni of Harvard Business School (GMP), Boston College (Ms Finance), Babson College (MBA Entrepreneurship), HEC (Ms Economics).

Portfolio Manager Compensation Structure

Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing Neuberger Berman’s employees. Neuberger Berman is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for portfolio managers consists of either (i) fixed (salary) and variable (discretionary bonus) compensation but is more heavily weighted on the variable portion of total compensation (ii) on a production model, whereby formulaic compensation is paid from the team compensation pool on a fixed schedule (typically monthly) or (iii) a combination of salary, bonus and/or production compensation. Compensation is paid from a team compensation pool made available to the portfolio management team with which the portfolio manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The amount allocated to individual Portfolio Managers is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer-term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain portfolio managers may manage products other than mutual funds, such as high net worth separate accounts. The share of pre-tax revenue a portfolio manager receives pursuant to any such arrangement will vary based on certain revenue thresholds.

The terms of Neuberger Berman’s long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participated in Neuberger Berman’s equity ownership structure, which was launched as part of the firm’s management buyout in 2009 and designed to incentivize and retain key personnel. Neuberger Berman also offers an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman. For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.

Contingent Compensation. Certain employees may participate in Neuberger Berman’s Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of Neuberger Berman’s employees with the success of the firm and the interests of Neuberger Berman’s clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis.

By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including portfolio managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

Restrictive Covenants. Most investment professionals, including portfolio managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual restrictive covenant arrangements.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of March 31, 2024:

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Ashok Bhatia, CFA	Other Registered Investment Companies	6	$5.66 billion	0	$0
	Other Pooled Vehicles	24	$11.85 billion	1	$1.73 billion
	Other Accounts	41	$11.15 billion	2	$151.02 million

David Brown, CFA	Other Registered Investment Companies	21	$6.12 billion	10	$209.10 million
	Other Pooled Vehicles	104	$30.35 billion	1	$1.73 billion
	Other Accounts	353	$43.32 billion	3	$340.44 million

Adam Grotzinger, CFA	Other Registered Investment Companies	4	$5.41 billion	0	$0
	Other Pooled Vehicles	23	$11.71 billion	1	$1.73 billion
	Other Accounts	34	$8.31 billion	2	$151.02 billion

David Kupperman, PhD	Other Registered Investment Companies	1	$99.44 million	0	$0
	Other Pooled Vehicles	12	$1.76 billion	2	$1.36 billion
	Other Accounts	5	$5.77 billion	1	$6.10 million

Joe Lynch	Other Registered Investment Companies	2	$484.72 million	0	$0
	Other Pooled Vehicles	107	$30.21 billion	38	$20.45 billion
	Other Accounts		$6.47 billion

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
		36		1	$29.69 million

Louay Mikdashi	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager for Neuberger Berman has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a portfolio manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which a fund it manages also invests. In such a case, the portfolio manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall. Additionally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same portfolio manager will invest. For example, the Investment Company Act of 1940, as amended, prohibits the mutual funds from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance if granted, and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, Neuberger Berman may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives. A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Finally, a conflict of interest may arise if Neuberger Berman and a portfolio manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the portfolio manager is responsible. In the ordinary course of operations certain businesses within Neuberger Berman organization (the “Firm”) will seek access to material non-public information. For instance, Neuberger Berman portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, Neuberger Berman portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information.

Neuberger Berman maintains procedures that address the process by which material non-public information may be acquired intentionally by Neuberger Berman. When considering whether to acquire material non-public information, Neuberger Berman will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of Neuberger Berman’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since Neuberger Berman may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that Neuberger Berman, including a fund, may purchase or potentially limiting the ability of Neuberger Berman, including a fund, to sell such securities or instruments. Similarly, where Neuberger Berman declines access to (or otherwise does not receive or share within Neuberger Berman) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, Neuberger Berman will endeavor to act fairly to its clients as a whole. Neuberger Berman reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.

Neuberger Berman and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Security Ownership of Portfolio Managers for the Jackson Credit Opportunities Fund as of March 31, 2024

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Ashok Bhatia, CFA	X
David Brown, CFA	X
Adam Grotzinger, CFA	X
David Kupperman, PhD	X
Joe Lynch	X
Louay Mikdashi	X

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (12/01/23 – 12/31/23) (1)	29,821,000	$10.00	–	–
Month #2 (01/01/24 – 01/31/24)	–	–	–	–
Month #3 (02/01/24 – 02/29/24)	–	–	–	–
Month #4 (03/01/24 – 03/31/24)	–	–	–	–
Total	29,821,000	–	–	–

(1) On December 1, 2023, other Funds managed by the Advisor purchased 29,821,000 shares of the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a) The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant's management, including the registrant's principal executive officer and the registrant's principal financial officer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures. Based on such evaluation, the registrant's principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures are effective.

(b) There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a) (1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

(3) Not applicable.

(b) The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Jackson Credit Opportunities Fund

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	May 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	May 23, 2024

By:	/s/ Andrew Tedeschi
Andrew Tedeschi
Principal Financial Officer

Date:	May 23, 2024

EXHIBIT LIST

Exhibit 13(a)(1)	Registrant's Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 13(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 13(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.